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                                                                     EXHIBIT 4.5

                                                                  EXECUTION COPY
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                    MASTER GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                                 March 31, 2003,

                                      among

                       THE GOODYEAR TIRE & RUBBER COMPANY,

             THE SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY
                  identified as Grantors and Guarantors herein,

                            THE LENDERS PARTY HERETO

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   Definitions

SECTION 1.01. Certain Defined Terms........................................................    1

                                   ARTICLE II

                                   Guarantees

SECTION 2.01. Guarantees...................................................................   13
SECTION 2.02. Guarantee of Payment.........................................................   13
SECTION 2.03. No Limitations...............................................................   13
SECTION 2.04. Reinstatement................................................................   15
SECTION 2.05. Agreement To Pay; Subrogation................................................   15
SECTION 2.06. Information..................................................................   15

                                   ARTICLE III

                              Pledge of Securities

SECTION 3.01. Pledge.......................................................................   15
SECTION 3.02. Voting Rights; Dividends and Interest........................................   16

                                   ARTICLE IV

                     Security Interests in Personal Property

SECTION 4.01. Creation of Security Interests...............................................   17
SECTION 4.02. Certain Filings..............................................................   19
SECTION 4.03. Representations and Warranties...............................................   19
SECTION 4.04. Covenants....................................................................   19
SECTION 4.05. Other Actions................................................................   21
SECTION 4.06. Covenants Regarding Patent, Trademark and Copyright Collateral...............   21
SECTION 4.07. Lockbox System...............................................................   22
SECTION 4.08. Insurance....................................................................   23

                                    ARTICLE V

                 Other Pledges, Mortgages and Security Interests

SECTION 5.01. Summary of Certain Other Security Documents..................................   24
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SECTION 5.02. Other Security Documents Subject to This Agreement...........................   24

                                   ARTICLE VI

                                    Remedies

SECTION 6.01. Remedies Upon Default........................................................   25
SECTION 6.02. Exercise of Remedies under Other Security Documents..........................   27
SECTION 6.03. Application of Proceeds......................................................   27
SECTION 6.04. Grant of License to Use Intellectual Property................................   28
SECTION 6.05. Securities Act...............................................................   28

                                   ARTICLE VII

                    Indemnity, Subrogation and Subordination

SECTION 7.01. Indemnity and Subrogation....................................................   29
SECTION 7.02. Contribution and Subrogation.................................................   30
SECTION 7.03. Subordination................................................................   30

                                  ARTICLE VIII

      Acts of Secured Parties and Administrative Agent; Amounts of Secured Obligations

SECTION 8.01. Acts of Secured Parties and Administrative Agent.............................   31
SECTION 8.02. Determination of Amounts of Secured Obligations and Existence of
                 Events of Default under Credit Agreements; Acceleration...................   31

                                   ARTICLE IX

                           Duties of Collateral Agent

SECTION 9.01. Notices to Administrative Agents under Credit Agreements.....................   31
SECTION 9.02. Actions Under This Agreement.................................................   32

                                    ARTICLE X

                         Concerning the Collateral Agent

SECTION 10.01. Limitations on Responsibility of Collateral Agent...........................   33
SECTION 10.02. Reliance by Collateral Agent; Indemnity Against Liabilities, etc............   34
SECTION 10.03. Resignation and Removal of the Collateral Agent.............................   35
SECTION 10.04. Expenses and Indemnification................................................   35
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                                   ARTICLE XI

                         Subordination of Certain Liens

                                   ARTICLE XII

                   Subordination of Intercompany Indebtedness

SECTION 12.01. Subordination...............................................................   38
SECTION 12.02. Dissolution or Insolvency...................................................   39
SECTION 12.03. Subrogation.................................................................   39
SECTION 12.04. Other Creditors.............................................................   39
SECTION 12.05. No Waiver...................................................................   39
SECTION 12.06. Obligations Hereunder Not Affected..........................................   40

                                  ARTICLE XIII

                                  Miscellaneous

SECTION 13.01. Notices.....................................................................   40
SECTION 13.02. Waivers; Amendment..........................................................   41
SECTION 13.03. Collateral Agent's Fees and Expenses; Indemnification.......................   41
SECTION 13.04. Successors and Assigns......................................................   41
SECTION 13.05. Survival of Agreement.......................................................   42
SECTION 13.06. Counterparts; Effectiveness; Several Agreement..............................   42
SECTION 13.07. Severability................................................................   42
SECTION 13.08. Right of Set-Off............................................................   42
SECTION 13.09. Governing Law; Jurisdiction; Consent to Service of Process..................   43
SECTION 13.10. WAIVER OF JURY TRIAL........................................................   43
SECTION 13.11. Headings....................................................................   44
SECTION 13.12. Security Interest Absolute..................................................   44
SECTION 13.13. Termination or Release......................................................   44
SECTION 13.14. Additional Grantors and Guarantors..........................................   45
SECTION 13.15. Collateral Agent Appointed Attorney-in-Fact.................................   46
SECTION 13.16. Collateral Agent as Joint and Several Creditor..............................   46
SECTION 13.17. Post-Closing Letter Agreements..............................................   47
SECTION 13.18. Credit Party Obligations....................................................   47
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Schedules

Schedule I        Aircraft
Schedule II       US Facilities Foreign Pledge Agreements
Schedule III      US Facilities Mortgages
Schedule IV       European Facilities Security Documents

Exhibits

Exhibit I         Form of Perfection Certificate

                                    MASTER GUARANTEE AND COLLATERAL AGREEMENT
                           dated as of March 31, 2003, among THE GOODYEAR TIRE & RUBBER COMPANY (the "Company"), the Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified herein, the LENDERS party hereto and JPMORGAN CHASE BANK, as Collateral Agent.

                  Reference is made to the Credit Agreements (such term, and each other capitalized term used and not otherwise defined herein, having the meaning assigned to it in Article I). The Lenders have agreed to extend credit to the Company and the other Borrowers on the terms and subject to the conditions set forth in the Credit Agreements. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by the Company and the other Grantors and Guarantors. The Subsidiary Grantors and Subsidiary Guarantors are subsidiaries of the Company and subsidiaries or affiliates of the other Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreements and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Certain Defined Terms. (a) All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

                  (b) All terms defined in the Credit Agreements and not defined in this Agreement have the meanings specified therein. The rules of construction specified in Section 1.03 of each of the Credit Agreements shall also apply to this Agreement.

                  As used in this Agreement, the following terms have the meanings specified below:

                  "ABL Collateral Proceeds Account" means a deposit account maintained at JPMorgan Chase Bank, as Collateral Agent, for the benefit of the Secured Parties, and any successor account maintained with the Collateral Agent.

                  "ABL Facilities Agreement" means the Term Loan and Revolving Credit Agreement dated as of March 31, 2003, among the Company, certain lenders, JPMCB, as administrative agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A. and The CIT Group/Business Credit, Inc., as documentation agents.

                  "ABL Facilities Collateral" means any and all of the following assets and properties now owned or at any time hereafter acquired by any ABL Facilities Grantor or in which such ABL Facilities Grantor now has or at any time in the future may acquire any right, title or interest: (a) all Accounts;
(b) all Chattel Paper; (c) all Deposit Accounts (and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein); (d)

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                                                                               2

all Inventory; (e) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a), (b), (c) and (d), all Documents, General Intangibles (other than Intellectual Property and, in the case of any ABL Facilities Grantor that is organized under the laws of Canada or one or more provinces thereof, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), goodwill, registrations and franchises), Instruments, Investment Property (other than (i) US Facilities Pledged Equity Interests, (ii) Equity Interests in Luxembourg Finance, (iii) the Equity Interests described in clauses (b), (c) and (d) of the definition of Excluded Equity Interests and (iv) Proceeds in respect of Equity Interests described in clauses (i), (ii) and (iii)) and Letter of Credit Rights; (f) all books and records related to the foregoing; and (g) all Proceeds of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  "ABL Facilities Grantors" means the Company, each Subsidiary that is listed under the heading "ABL Facilities Grantors" on the signature pages hereto or that becomes an ABL Facilities Grantor pursuant to Section 13.14.

                  "ABL Facilities Junior Liens" means all Liens on the ABL Facilities Collateral securing the US Facilities Obligations and the US Miscellaneous Obligations.

                  "ABL Facilities Obligations" means the "Obligations" under and as defined in the ABL Facilities Agreement (other than any Collateral Agent Obligations).

                  "ABL Facilities Secured Parties" means the "Secured Parties" under and as defined in the ABL Facilities Agreement.

                  "Acceptable Financing" means a credit facility extended to the Company as a debtor-in-possession in a proceeding commenced by or against the Company under the Bankruptcy Code that (a) replaces and results in the payment of all amounts outstanding or owed to the Lenders under the ABL Facilities Agreement at the time of the first extension of credit under such credit facility made following the entry of a final order approving such credit facility, (b) is arranged by J.P. Morgan Securities Inc. (or, if J.P. Morgan Securities Inc. shall elect not to arrange such credit facility, another recognized provider of debtor-in-possession financings for substantial corporate debtors that shall be a Lender under one or both of the US Facilities Agreements) and (c) provides for extensions of credit in an aggregate amount not in excess of the greater of (i) $1,600,000,000 and (ii) the amount available to be borrowed from time to time under the Borrowing Base under and as defined in the ABL Facilities Agreement as in effect at the commencement of such proceeding.

                  "Account Debtor" means any Person who is or who may become obligated to any ABL Facilities Grantor under, with respect to or on account of an Account.

                  "Act" has the meaning assigned to such term in Section 8.01.

                  "Additional Subsidiary Agreement" has the meaning assigned to such term in Section 13.14.

                  "Aircraft" means the airships listed on Schedule I.

                  "Aircraft Collateral" means the Aircraft, Aircraft Parts and Aircraft Log Books.

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                                                                               3

                  "Aircraft Log Books" means any and all log books, maintenance records, airworthiness certificates, registration documents and other records and documents relating to the Aircraft or Aircraft Parts.

                  "Aircraft Parts" means all engines and propellers (whether or not affixed to any Aircraft) owned by any US Facilities Grantor and used or intended for use in connection with the Aircraft, and all avionics equipment, radio equipment, navigation equipment, radar equipment and other equipment, appliances, accessories and accessions used or intended for use in connection with the Aircraft.

                  "Administrative Agent" means, as to any Credit Agreement, the "Administrative Agent" under and as defined in such Credit Agreement.

                  "Applicable Collateral" means (a) as to the ABL Facilities Agreement, the ABL Facilities Collateral, (b) as to the European Facilities Agreement, the European Facilities Collateral and the Luxembourg Finance Pledged Collateral, (c) as to the US Revolving Facility Agreement or the US Term Facility Agreement, the US Facilities Collateral and (d) as to each Credit Agreement referred to above, but subject to Article XI, all Collateral subject to any Junior Lien securing the Obligations under and as defined in such Credit Agreement.

                  "Applicable Collateral Agent Obligations" means, as to any Class of Obligations, any Collateral Agent Obligations under the Credit Agreement or any other agreement or instrument governing the Obligations of such Class and any Collateral Agent Obligations under this Agreement or any Other Security Document to the extent related to the Obligations of such Class.

                  "Applicable Credit Agreement" means (a) as to the ABL Facilities Collateral, the ABL Facilities Agreement, (b) as to the European Facilities Collateral, the European Facilities Agreement, (c) as to the Luxembourg Finance Pledged Collateral, the European Facilities Agreement and (d) as to the US Facilities Collateral, the US Revolving Facility Agreement and the US Term Facility Agreement.

                  "Applicable Guarantors" means, as to any Class of Obligations, each Guarantor for which the Obligations of such Class constitute Guaranteed Obligations.

                  "Applicable Senior Liens" means (a) as to the ABL Facilities Junior Liens, the Liens on the ABL Facilities Collateral securing the ABL Facilities Obligations and the Collateral Agent Obligations, (b) as to the Luxembourg Finance Junior Liens, the Liens on the Luxembourg Finance Pledged Collateral securing the European Facilities Obligations referred to therein and the Collateral Agent Obligations and (c) as to the Intellectual Property Junior Liens, the Liens on the Intellectual Property consisting of Trademarks included in the US Facilities Article 9 Collateral and in the Canadian Intellectual Property Collateral securing the US Facilities Obligations, the US Miscellaneous Obligations and the Collateral Agent Obligations.

                  "Applicable Senior Obligations" means, as to any Obligations secured by Junior Liens, the Obligations secured by the Applicable Senior Liens.

                  "Article 9 Collateral" means the ABL Facilities Collateral and the US Facilities Article 9 Collateral.

                  "Bankruptcy Code" means Title 11 of the U.S. Code.

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                                                                               4

                  "Borrowers" means, collectively, the "Borrower(s)" under and as defined in each of the Credit Agreements.

                  "Canadian Intellectual Property Collateral" means all Intellectual Property in which security interests are created under the Canadian Security Agreements.

                  "Canadian Security Agreements" means the Canadian Guarantee and Collateral Agreement between Goodyear Canada Inc. and the Collateral Agent, and the Quebec Hypothec (as defined in the Canadian Guarantee and Collateral Agreement.

                  "Claiming Party" has the meaning assigned to such term in
Section 7.02.

                  "Class" refers to the Obligations described in any one of clauses (a) through (g) of the definition of "Obligations" (the Obligations described in each clause of the definition of "Obligations" constituting a separate Class of Obligations).

                  "Collateral" means the Pledged Collateral, the Article 9 Collateral, the US Facilities Mortgaged Collateral and the European Facilities Collateral.

                  "Collateral Agent Obligations" means all obligations, monetary and otherwise, of any Credit Party to the Collateral Agent, or to its Related Parties in connection with acts or omissions related to its role as Collateral Agent, under this Agreement or any other Credit Document, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

                  "Consent Asset" means any asset or right of a Grantor the creation of a security interest in which would be prohibited by or not be effective under applicable law or would violate or result in a default under any agreement or instrument in effect on the date hereof (or in the case of any future Grantor on the date it becomes a Grantor) between such Grantor and any Person other than (a) the Company, (b) any Wholly Owned Subsidiary or (c) any Subsidiary that is not a Wholly Owned Subsidiary unless the waiver of such default or violation would require the consent of any Person other than the Company or another Subsidiary; provided that no asset or right shall be a Consent Asset to the extent that Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the applicable jurisdiction, or any other law of the applicable jurisdiction, shall permit (and excuse any default or violation resulting from) the creation of a security interest in such asset or right notwithstanding the provision of such agreement or instrument prohibiting the creation of a security interest therein or shall render such provision unenforceable.

                  "Consent Subsidiary" has the meaning assigned to such term in the US Facilities Agreements or, if the US Facilities Agreements are no longer in effect, the ABL Facilities Agreement.

                  "Control Notice" has the meaning assigned to such term in each Lockbox Agreement.

                  "Contributing Party" has the meaning assigned to such term in
Section 7.02.

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                                                                               5

                  "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any US Facilities Grantor or that such Grantor otherwise has the right to license, or granting any right to any US Facilities Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by any US Facilities Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

                  "Credit Agreements" means the US Revolving Facility Agreement, the US Term Facility Agreement, the European Facilities Agreement and the ABL Facilities Agreement.

                  "Credit Document" means each agreement, instrument or document that is a "Credit Document" under and as defined in any one or more of the Credit Agreements.

                  "Credit Parties" means the Company and each other Borrower, Grantor and Guarantor.

                  "Deposit Account Institution" means each financial institution at which a Deposit Account in the Lockbox System is maintained.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in limited liability companies, beneficial interests in trusts or other equity ownership interests in any Persons, and any warrants, options or other rights entitling the holders thereof to purchase or acquire any such equity interests.

                  "European Facilities Agreement" means the $650,000,000 Term Loan and Revolving Credit Agreement dated as of March 31, 2003, among the JV, the other borrowers thereunder, certain lenders, JPMCB, as administrative agent, and Deutsche Bank AG, as syndication agent.

                  "European Facilities Collateral" means all the assets and rights (other than the Luxembourg Finance Pledged Collateral) subject to Liens created under the European Facilities Security Documents to secure the European Facilities Obligations or any of them; provided, however, that, notwithstanding anything to the contrary in any of the European Facilities Security Documents, the European Facilities Collateral shall not include any Consent Assets.

                  "European Facilities Grantors" means the Company, the JV, each Subsidiary that is listed under the heading "European Facilities Grantor" on the signature pages hereto or that becomes a European Facilities Grantor pursuant to
Section 13.14.

                  "European Facilities Guarantors" means the Company, the JV and the European Subsidiary Guarantors.

                  "European Facilities Obligations" means the "Obligations" under and as defined in the European Facilities Agreement (other than any Collateral Agent Obligations).

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                                                                               6

                  "European Facilities Secured Parties" means the "Secured Parties" under and as defined in the European Facilities Agreement.

                  "European Facilities Security Documents" means the "Security Documents" (other than the Luxembourg Finance Pledge Agreement), as defined in the European Facilities Agreement (other than the Luxembourg Finance Pledge Agreement).

                  "European Subsidiary Guarantors" means each Subsidiary that is listed under the heading "European Facilities Guarantor" on the signature pages hereto or that becomes a European Facilities Guarantor pursuant to Section 13.14.

                  "Excluded Equity Interests" means (a) Equity Interests in any Subsidiary with consolidated assets not greater than $10,000,000 as of December 31, 2002, or if such Equity Interests are acquired by the Company or a Subsidiary after the date hereof, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of either of the US Facilities Agreements, (b) Equity Interests in any Consent Subsidiary, (c) Equity Interests in Goodyear Canada Inc. and Goodyear S.A. and (d) Equity Interests in any Foreign Subsidiary with respect to which a Financial Officer has delivered a certificate in accordance with clause
(B) of the proviso in Section 5.08(b) of either of the US Facilities Agreements.

                  "Excluded Operating Account" means payroll and other operating accounts of the Company or any other ABL Facilities Grantor that are not used to receive (a) payments from any Account Debtor in respect of Accounts or (b) payments in respect of Inventory, and containing only such amounts as are required in the Company's or such other ABL Facilities Grantor's good faith judgment for near-term operational purposes.

                  "FAA" means the Federal Aviation Administration or the United States Department of Transportation or both, as the context may require, or any successors thereto.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 6.05.

                  "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

                  "General Intangibles" means, as to any ABL Facilities Grantor or US Facilities Grantor, all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by such Grantor, including to the extent relevant corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and, in the case of any ABL Facilities Grantor only, any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor to secure payment by an Account Debtor of any Accounts.

                  "Grantors" means the ABL Facilities Grantors, the European Facilities Grantors and the US Facilities Grantors.

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                                                                               7

                  "Guaranteed Obligations" means (a) with respect to the Company, the European Facilities Obligations and the US Miscellaneous Obligations and, with respect to each of the foregoing, the Applicable Collateral Agent Obligations, (b) with respect to each US Subsidiary Guarantor, the US Revolving Facility Obligations, the US Term Facility Obligations, the ABL Facilities Obligations, the European Facilities Obligations, the US Miscellaneous Obligations and, with respect to each of the foregoing, the Applicable Collateral Agent Obligations, (c) with respect to the JV, the European Facilities Obligations and the Applicable Collateral Agent Obligations and (d) with respect to each European Subsidiary Guarantor, the European Facilities Obligations and the Applicable Collateral Agent Obligations.

                  "Guarantors" means the US Guarantors and the European Facilities Guarantors.

                  "Indemnified Party" has the meaning assigned to such term in
Section 10.04.

                  "Indenture Basket" means 15% of the Shareholders' Equity of the Company (as defined in the Indentures), as at the last day of the most recently ended fiscal quarter of the Company as of the date hereof, as reported on the applicable consolidated balance sheet of the Company.

                  "Indenture Properties" means the "Restricted Property" (as defined in the Indentures) of the Company and each "Restricted Subsidiary" (as defined in the Indentures).

                  "Indentures" means (a) the Indenture dated as of March 15, 1996, between the Company and Chemical Bank, as trustee, (b) the Indenture dated as of March 1, 1999, between the Company and The Chase Manhattan Bank, as trustee, and (c) the Indenture dated as of June 1, 2002, between the Company and JPMCB, as trustee.

                  "Intellectual Property" means, as to any US Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "Intellectual Property Junior Liens" means all Liens on the Intellectual Property consisting of Trademarks included in the US Facilities
Article 9 Collateral securing the ABL Facilities Obligations.

                  "Intercompany Indebtedness" means any Indebtedness of the Company or any Subsidiary to the Company or any other Subsidiary.

                  "Intercompany Obligor" means, with respect to any Intercompany Indebtedness, the obligor in respect of such Intercompany Indebtedness.

                  "Junior Liens" means the ABL Facilities Junior Liens, the Luxembourg Finance Junior Liens and the Intellectual Property Junior Liens.

                  "JV" means Goodyear Dunlop Tires Europe B.V., a Subsidiary organized in the Netherlands and a joint venture of the Company and Sumitomo Rubber Industries.

                  "Lenders" means, collectively, the "Lenders" under and as defined in each of the Credit Agreements.

                  "License" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any US Facilities Grantor is a party.

                  "Local Collection Account" means a deposit account of a Grantor not subject to the control of the Collateral Agent pursuant to the Lockbox System; provided that (a) such account shall not receive any payments in respect of Accounts or Inventory other than that generated or sold by Goodyear's retail or Wingfoot divisions and (b) the applicable Grantor shall have irrevocably instructed the Deposit Account Institution at which such deposit account is maintained to remit all funds on deposit in such deposit account to a Deposit Account in the Lockbox System periodically, and in no event less frequently than weekly, such instructions to be given (i) in the case of a Local Collection Account in existence on the Effective Date, no later than 45 days after the Effective Date and (ii) in the case of a Local Collection Account opened after the Effective Date, as promptly as practicable (and in no event later than 10 Business Days) after the opening of such Local Collection Account.

                  "Lockbox Agreement" means a Lockbox Agreement in a form approved by the Collateral Agent, among a Grantor, the Collateral Agent and a Deposit Account Institution.

                  "Lockbox System" has the meaning assigned to such term in
Section 4.07.

                  "Luxembourg Finance" means Goodyear Finance Holding S.A..

                  "Luxembourg Finance Junior Liens" means all Liens on the Luxembourg Finance Pledged Collateral securing the US Facilities Obligations.

                  "Luxembourg Finance Pledge Agreement" means the pledge over shares of Goodyear Finance Holdings S.A. between the Company, Goodyear International Corporation and the Collateral Agent dated April 1, 2003.

                  "Luxembourg Finance Pledged Collateral" means all the Company's right, title and interest in, to and under (a) the Equity Interests in Luxembourg Finance owned by it on the date hereof or obtained by it in the future, (b) subject to the provisions of the Luxembourg Finance Pledge Agreement, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, such Equity Interests; (c) subject to the provisions of the Luxembourg Finance Pledge Agreement, all rights and privileges of the Company with respect to the securities and other property referred to in clauses (a) and
(b) above; and (d) all Proceeds of any of the foregoing.

                  "Majority Lenders" means, as to any Credit Agreement, the "Majority Lenders" under and as defined in such Credit Agreement.

                  "Material Intellectual Property" means "Material Intellectual Property" under and as defined in each of the US Facilities Agreements.

                  "Mortgaged Properties" means the properties subject to the US Facilities Mortgages.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations" means (a) the US Revolving Facility Obligations,
(b) the US Term Facility Obligations, (c) the ABL Facilities Obligations, (d) the European Facilities Obligations, (e) the US Miscellaneous Obligations, (f) the Swiss Franc Obligations and (g) the Collateral Agent Obligations.

                  "Other Security Documents" means the European Facilities Security Documents, the Luxembourg Finance Pledge Agreement, the Canadian Security Agreements, the US Facilities Foreign Pledge Agreements and the US Facilities Mortgages.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any US Facilities Grantor or that any US Facilities Grantor otherwise has the right to license, is in existence, or granting to any US Facilities Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any such Grantor under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by any US Facilities Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
Schedule II to the Perfection Certificate, as updated from time to time pursuant to Section 4.04(c), and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit I.

                  "Pledged Collateral" means the US Facilities Pledged Collateral, the Luxembourg Finance Pledged Collateral and any Equity Interests or Indebtedness pledged under the European Facilities Security Documents (and all stock certificates, promissory notes or other securities evidencing any of such Equity Interests or Indebtedness).

                  "RBC Deposit Account" means the Deposit Account maintained with The Royal Bank of Canada, with respect to which a Lockbox Agreement shall have been executed by the applicable ABL Facilities Grantor and The Royal Bank of Canada.

                  "Secured Parties" means, collectively, (a) the US Revolving Facility Secured Parties, (b) the US Term Facility Secured Parties, (c) the ABL Facilities Secured Parties, (d) the European Facilities Secured Parties, (e) the US Miscellaneous Secured Parties, (f) the Swiss Franc Secured Parties, (g) the Collateral Agent and (h) the successors and assigns of each of the foregoing.

                  "Security Documents" means this Agreement and the Other Security Documents.

                  "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates or prices for one or more currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

                  "Swiss Franc Bond Agreement" means the Bond Agreement dated as of March 17, 1986, between the Company and Union Bank of Switzerland, Credit Suisse, Morgan Stanley S.A. and Swiss Bank Corporation, as in effect on the date hereof.

                  "Swiss Franc Basket" means 5% of the consolidated stated capital, capital surplus and retained earnings of the Company and its consolidated subsidiary companies, after deducting the cost of shares of the Company held in the treasury, as shown on the latest consolidated balance sheet contained in the latest annual report to shareholders of the Company as of the date hereof.

                  "Swiss Franc Secured Parties" means the holders from time to time of the Swiss Franc Obligations.

                  "Swiss Franc Obligations" means the "Bonds", as defined in the Swiss Franc Bond Agreement.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any US Facilities Grantor or that any such Grantor otherwise has the right to license, or granting to any US Facilities Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any such Grantor under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by any US Facilities Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II to the Perfection Certificate, as updated from time to time pursuant to Section 4.04(c), (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "US Facilities Agreements" means the US Revolving Facility Agreement and the US Term Facility Agreement.

                  "US Facilities Article 9 Collateral" means any and all of the following assets and properties now owned or at any time hereafter acquired by any US Facilities Grantor or in which such US Facilities Grantor now has or at any time in the future may acquire any right, title or interest: (a) all Documents; (b) all Equipment (other than fixtures to real property not constituting Mortgaged Properties); (c) all General Intangibles; (d) all Instruments; (e) all Investment Property (other than (i) US Facilities Pledged Equity Interests, (ii) Equity Interests in Luxembourg Finance, (iii) the Equity Interests described in clauses (b), (c) and (d) of the definition of Excluded Equity Interests and (iv) Proceeds in respect of Equity Interests described in clauses (i), (ii) and (iii)); (f) all Letter-of-Credit rights; (g) all books and records pertaining to any of the foregoing; (h) all Aircraft Collateral; and (i) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that, notwithstanding any of the foregoing provisions of this definition, the US Facilities Article 9 Collateral shall not include (i) any ABL Facilities Collateral or (ii) Consent Assets.

                  "US Facilities Collateral" means the US Facilities Pledged Collateral, the US Facilities Article 9 Collateral and the US Facilities Mortgaged Collateral.

                  "US Facilities Foreign Pledge Agreements" means the "Foreign Pledge Agreements", as defined in the US Facilities Agreements.

                  "US Facilities Grantors" means the Company, each Subsidiary that is listed under the heading "US Facilities Grantor" on the signature pages hereto or that becomes a US Facilities Grantor pursuant to Section 13.14.

                  "US Facilities Mortgaged Collateral" means all the assets and rights subject to Liens created under the US Facilities Mortgages.

                  "US Facilities Mortgages" means the "Mortgages" under and as defined in the US Facilities Agreements.

                  "US Facilities Obligations" means the US Revolving Facility Obligations and the US Term Facility Obligations.

                  "US Facilities Pledged Collateral" means (a) the US Facilities Pledged Equity Interests, (b) the US Facilities Pledged Debt Securities, (c) subject to Section 3.02, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in the preceding clauses (a) and (b); (d) subject to Section 3.02, all rights and privileges of such US Facilities Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing.

                  "US Facilities Pledged Debt Securities" means all debt securities (as defined in Article 8 of the New York UCC) owned by any US Facilities Grantor on the date hereof or obtained by it in the future, and any promissory notes or other instruments evidencing any such debt securities.

                  "US Facilities Pledged Equity Interests" means all Equity Interests in Subsidiaries (other than Luxembourg Finance and Excluded Equity Interests) owned by any US Facilities Grantor on the date hereof or obtained or owned by it in the future, and the certificates representing all the foregoing Equity Interests, including the Equity Interests listed on Schedule 3A to the Perfection Certificate, as updated from time to time pursuant to Section 4.04(c); provided that the US Facilities Pledged Equity Interests shall not include more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary.

                  "US Facilities Secured Parties" means the US Revolving Facility Secured Parties and the US Term Facility Secured Parties.

                  "US Facilities Security Documents" means the "Security Documents", as defined in the US Facilities Agreements.

                  "US Grantors" means the ABL Facilities Grantors and the US Facilities Grantors.

                  "US Guarantors" means the Company and the US Subsidiary Guarantors.

                  "US Miscellaneous Obligations" means (a) the due and punctual payment and performance of all obligations of the Company or any Domestic Subsidiary under each Swap Agreement that (i) shall have been in effect on the Effective Date under and as defined in any of the US Facilities Agreements with a counterparty that shall have been a Lender or an Affiliate of a Lender under such US Facilities Agreement as of such Effective Date or (ii) shall have been entered into after such Effective Date with any counterparty that shall have been a Lender or an Affiliate of a Lender under such US Facilities Agreement at the time such Swap Agreement was entered into and (b) the due and punctual payment and performance of all obligations of the Company or any Domestic Subsidiary arising out of or in connection with cash management or similar services provided by any Lender.

                  "US Miscellaneous Secured Parties" means the Lenders and other Persons to whom US Miscellaneous Obligations are owed.

                  "US Revolving Facility Agreement" means the $750,000,000 Amended and Restated Revolving Credit Agreement dated as of March 31, 2003, among the Company, certain lenders and JPMCB, as administrative agent.

                  "US Revolving Facility Obligations" means the "Obligations" under and as defined in the US Revolving Facility Agreement (other than any Collateral Agent Obligations).

                  "US Revolving Facility Secured Parties" means the "Secured Parties" under and as defined in the US Revolving Facility Agreement.

                  "US Subsidiary Guarantors" means each Subsidiary that is listed under the heading "US Guarantor" on the signature pages hereto or that becomes a US Guarantor pursuant to Section 13.14.

                  "US Term Facility Agreement" means the $645,454,545 Term Loan Agreement dated as of March 31, 2003, among the Company, certain lenders, JPMCB, as administrative agent, and BNP Paribas, as syndication agent.

                  "US Term Facility Obligations" means the "Obligations" under and as defined in the US Term Facility Agreement (other than any Collateral Agent Obligations).

                  "US Term Facility Secured Parties" means the "Secured Parties" under and as defined in the US Term Facility Agreement.

                                   ARTICLE II

                                   Guarantees

                  SECTION 2.01. Guarantees. Each Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations of such Guarantor, jointly with the other Applicable Guarantors and severally. Each of the Guarantors further agrees that its Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any such Guaranteed Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or other Credit Party of any of its Guaranteed Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all similar formalities.

                  SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of its Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other Person.

                  SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 13.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations of such Guarantor or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document or any other agreement, including with respect to any other Guarantor under this Agreement;
(iii) the release of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations of such Guarantor or any of them;
(iv) any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations of such Guarantor; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations of such Guarantor). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations of such Guarantor, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations of such Guarantor, all without affecting the obligations of such Guarantor hereunder.

                  (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Credit Party or the unenforceability of the Guaranteed Obligations of such Guarantor or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Credit Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations of such Guarantor. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Credit Party or exercise any other right or remedy available to them against any Borrower or any other Credit Party, in each case without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations of such Guarantor have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Credit Party, as the case may be, or any security.

                  (c) Notwithstanding any provisions to the contrary contained in this Agreement, in respect of the obligations and liabilities of the Guarantors incorporated under the laws of France (the "French Guarantors") under this Article II, it is understood that: (i) the obligations and liabilities of French Guarantors in respect of the Guaranteed Obligations shall be limited in accordance with their respective financial resources in the following manner:
(A) the obligations and liabilities of Dunlop France in respect of the Guaranteed Obligations shall be limited to an aggregate amount not exceeding $150,000,000, (B) the obligations and liabilities of Goodyear France S.A. in respect of the Guaranteed Obligations shall be limited to an aggregate amount not exceeding $50,000,000 and (C) the obligations and liabilities of any other Person becoming a French Guarantor in respect of the Guaranteed Obligations shall be limited to an aggregate amount not exceeding the amount indicated as such maximum amount in the agreement pursuant to which such Person shall become a French Guarantor.

                  (d) In the case of a Guarantor established in Germany as a limited liability company (Gesellschaft mit beschrankter Haftung) (a "German GmbH Guarantor"), or as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschrankter Haftung) as sole general partner (the "German GmbH & Co. KG Guarantor", together with any "German GmbH Guarantor" hereinafter referred to as "German Guarantor"), the enforcement against such German Guarantor of any and all claims arising under this Article II shall, if and to the extent that under this Article II the relevant German Guarantor guarantees obligations of any of the German Guarantor's affiliated companies (verbundenes Unternehmen) within the meaning of Section 15 of the German Stock Corporation Act (Aktiengesetz) (other than any of the German Guarantor's Subsidiaries), at all times be limited to an amount equal to the German GmbH Guarantor's, or in the case of a GmbH & Co. KG Guarantor its general partner's, assets (the calculation of which shall include all items set forth in Section266(2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less the sum of (A) the German GmbH Guarantor's, or in the case of a GmbH & Co. KG Guarantor its general partner's, liabilities (the calculation of which shall include all items set forth in Section266(3) B, C and D of the German Commercial
Code), and (B) the registered share capital (Stammkapital) of the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor of its general partner (the "Net Assets"). For the purposes of the calculation of the Net Assets loans and other contractual liabilities incurred in negligent or wilful violation of the provisions of the Credit Documents shall be disregarded. In addition, in case of an enforcement of the guarantee granted under this Article II, the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor its general partner and the German GmbH & Co. KG Guarantor, shall realize, to the extent legally permitted and, in respect of the German GmbH Guarantor's, or in the case of a German GmbH & Co. KG Guarantor its general partner's and the German GmbH & Co. KG Guarantor's, business, commercially justifiable, in a situation where the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor its general partner and the German GmbH & Co. KG Guarantor, does not have sufficient Net Assets to maintain its registered share capital, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of the assets if such asset is not necessary for the German GmbH Guarantor's, or in the case of a German GmbH & Co. KG Guarantor its general partner's and the German GmbH & Co. KG Guarantor's, business (betriebsnotwendig).

                  SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation of such Guarantor is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Credit Party or otherwise.

                  SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Credit Party to pay any Guaranteed Obligation of any Guarantor when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, such Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate to the Obligations of such Borrower or Credit Party on the terms set forth in Article XII.

                  SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each relevant Borrower's and each other relevant Credit Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations of such Guarantor and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                  ARTICLE III

                              Pledge of Securities

                  SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the US Revolving Facility Obligations, the US Term Facility Obligations, the US Miscellaneous Obligations and the Collateral Agent Obligations, each US Facilities Grantor hereby grants to the Collateral Agent, its successors and assigns a security interest in, all such US Facilities Grantor's right, title and interest in, to and under the US Facilities Pledged Collateral, to have and to hold all such US Facilities Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the applicable Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 3.02. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default (as defined in either US Facilities Credit Agreement) shall have occurred and be continuing and the Collateral Agent shall have notified the US Facilities Grantors that their rights under this Section
3.02 are being suspended:

                  (i) Each US Facilities Grantor shall be entitled to exercise any and all voting and/or other rights and powers inuring to an owner of US Facilities Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the US Facilities Credit Agreements, including the right to sell or otherwise transfer such US Facilities Pledged Collateral in accordance with the terms of the US Facilities Credit Agreements.

                  (ii) The Collateral Agent shall execute and deliver to each US Facilities Grantor, or cause to be executed and delivered to such US Facilities Grantor, all such proxies, powers of attorney, certificates and other instruments as such US Facilities Grantor may reasonably request for the purpose of enabling such US Facilities Grantor to exercise the voting and/or rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each US Facilities Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the US Facilities Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the US Facilities Credit Agreements, the other Credit Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute US Facilities Pledged Equity Interests or US Facilities Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any US Facilities Pledged Collateral or received in exchange for US Facilities Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the US Facilities Pledged Collateral.

                  (b) Upon the occurrence and during the continuance of an Event of Default (as defined in either US Facilities Credit Agreement), after the Collateral Agent shall have notified the US Facilities Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, then all rights of any US Facilities Grantor to dividends, interest, principal or other distributions that such US Facilities Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any US Facilities Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such US Facilities Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the form in which so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section
6.03. After all Events of Default have been cured or waived and the Company has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each US Facilities Grantor (without interest) all dividends, interest, principal or other distributions that such US Facilities Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

                  (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the US Facilities Grantors of the suspension of their rights under paragraph (a)(i) of this Section, then all rights of any US Facilities Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph
(a)(i) of this Section, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Majority Lenders under either US Facilities Credit Agreement, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the US Facilities Grantors to exercise such rights.

                  (d) Any notice given by the Collateral Agent to the US Facilities Grantors suspending their rights under paragraph (a) of this Section
(i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the US Facilities Grantors at the same or different times and (iii) may suspend the rights of the US Facilities Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     Security Interests in Personal Property

                  SECTION 4.01. Creation of Security Interests. (a) As security for the payment or performance, as the case may be, in full of the ABL Facilities Obligations and the Applicable Collateral Agent Obligations, each ABL Facilities Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the ABL Facilities Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the ABL Facilities Collateral now owned or at any time hereafter acquired by such ABL Facilities Grantor or in which such ABL Facilities Grantor now has or at any time in the future may acquire any right, title or interest.

                  (b) As security for the payment or performance, as the case may be, in full of the US Facilities Obligations and the US Miscellaneous Obligations, on an equal and ratable basis, and, as to each such Class of Obligations, the Applicable Collateral Agent Obligations, each ABL Facilities Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the US Facilities Secured Parties, the US Miscellaneous Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the ABL Facilities Collateral now owned or at any time hereafter acquired by such ABL Facilities Grantor or in which such ABL Facilities Grantor now has or at any time in the future may acquire any right, title or interest; the US Facilities Secured Parties, the US Miscellaneous Secured Parties and the Collateral Agent agree that the foregoing assignment, pledge and grant shall be on a junior, second priority basis and shall be subordinated as described in, and subject to, Section 11.03.

                  (c) As security for the payment or performance, as the case may be, in full of the US Facilities Obligations and the US Miscellaneous Obligations, on an equal and ratable basis, and, as to each such Class of Obligations, the Applicable Collateral Agent Obligations, each US Facilities Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the US Facilities Secured Parties, the US Miscellaneous Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the US Facilities Article 9 Collateral (other than, in the case of the Company only, any such US Facilities Article 9 Collateral constituting a "manufacturing facility", as defined in the Swiss Franc Bond Agreement) now owned or at any time hereafter acquired by such US Facilities Grantor or in which such US Facilities Grantor now has or at any time in the future may acquire any right, title or interest.

                  (d) As security for the payment or performance, as the case may be, in full of the ABL Facilities Obligations and the Applicable Collateral Agent Obligations, each US Facilities Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the ABL Facilities Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the Intellectual Property consisting of Trademarks included in the US Facilities Article 9 Collateral now owned or at any time hereafter acquired by such US Facilities Grantor or in which such US Facilities Grantor now has or at any time in the future may acquire any right, title or interest; the ABL Facilities Secured Parties agree that the foregoing assignment, pledge and grant shall be on a junior, second priority basis and shall be subordinated as described in, and subject to, Section 11.03.

                  (e) As security for the payment or performance, as the case may be, in full of the US Facilities Obligations and the US Miscellaneous Obligations, on an equal and ratable basis, and the Applicable Collateral Agent Obligations, the Company hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the US Facilities Secured Parties, the US Miscellaneous Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the US Facilities Article 9 Collateral constituting a "manufacturing facility", as defined in the Swiss Franc Bond Agreement, now owned or at any time hereafter acquired by it or in which it now has or at any time in the future may acquire any right, title or interest; provided, that the aggregate amount of the US Facilities Obligations, Collateral Agent Obligations and US Miscellaneous Obligations that are secured by (i) the security interest granted under this paragraph, and (ii) any Liens on US Facilities Collateral owned by the Company constituting "manufacturing facilities", as defined in the Swiss Franc Bond Agreement, that are created under the US Facilities Mortgages and are not for the equal and ratable benefit of the Swiss Franc Obligations, shall not exceed the amount, if any, that can be so secured without violation of the Swiss Franc Bond Agreement.

                  (f) As security for the payment or performance, as the case may be, in full of the US Facilities Obligations and the Swiss Franc Obligations, on an equal and ratable basis, and, as to each such Class of Obligations, the Applicable Collateral Agent Obligations, the Company hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the US Facilities Secured Parties, the US Miscellaneous Secured Parties, the Swiss Franc Secured Parties and the Collateral Agent, a security interest in, all right, title or interest in or to any and all the US Facilities Article 9 Collateral constituting a "manufacturing facility", as defined in the Swiss Franc Bond Agreement, now owned or at any time hereafter acquired by such US Facilities Grantor or in which such US Facilities Grantor now has or at any time in the future may acquire any right, title or interest; the foregoing assignment, pledge and grant shall be on a junior, second priority basis and shall be subordinated to the assignment and pledge pursuant to paragraph (e) above.

                  (g) Notwithstanding anything in this Section or in any Other Security Document to the contrary, the aggregate amount of the US Facilities Obligations and Swiss Franc Obligations secured by (i) the security interests granted under this Section, and (ii) any Liens created under the US Facilities Mortgages, in each case in or on the Indenture Properties shall not exceed the Indenture Basket.

                  (h) The security interests granted under this Section are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

                  SECTION 4.02. Certain Filings. (a) Each US Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral of such US Grantor or any part thereof and amendments thereto that contain the information required by
Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such US Grantor is an organization, the jurisdiction in which it is organized, the type of organization and any organizational identification number issued to such Grantor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each US Grantor agrees to provide such information to the Collateral Agent promptly upon request. Each US Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  (b) The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by any US Grantor in any Material Intellectual Property, without the signature of such US Grantor, and naming such US Grantor or the US Grantors as debtors and the Collateral Agent as secured party.

                  SECTION 4.03. Representations and Warranties. The US Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that each US Grantor has good and valid rights (including ownership rights) in the material Article 9 Collateral with respect to which it has purported to grant a security interest hereunder.

                  SECTION 4.04. Covenants. (a) Each US Grantor agrees promptly (and in any event within 30 days) to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in the location of its chief executive office, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each US Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.

                  (b) Each US Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as shall be consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such US Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any specified Article 9 Collateral.

                  (c) Each year, at the time of delivery of annual financial statements of the Company with respect to the preceding fiscal year pursuant to each Credit Agreement, the Company shall deliver to the Collateral Agent a certificate executed on behalf of the Company by a Financial Officer and a legal officer of the Company setting forth the information required pursuant to the Perfection Certificate (including the Schedules thereto) or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this paragraph.

                  (d) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the US Grantors' own cost and expense, to inspect the Article 9 Collateral and the premises upon which any of the Article 9 Collateral is located and to verify under reasonable procedures, in accordance with the provisions of each applicable Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, only after the occurrence and during the continuance of an Event of Default, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

                  (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the US Facilities Credit Agreements or the ABL Facilities Credit Agreement, and may pay for the maintenance and preservation of the
Article 9 Collateral to the extent any US Grantor fails to do so as required by any Credit Agreement or this Agreement, and each US Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any US Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any US Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

                  (f) The US Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment included in the Article 9 Collateral in accordance with the requirements set forth in the US Facilities Credit Agreements and the ABL Facilities Credit Agreement. Each US Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such US Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such US Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any US Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral

Agent may, without waiving or releasing any obligation or liability of the US Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the US Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  (g) Each US Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

                  SECTION 4.05. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the security interests created hereby, each US Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral: if any US Grantor shall at any time hold or acquire any Instrument representing Indebtedness in excess of $3,000,000, such US Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

                  SECTION 4.06. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each US Facilities Grantor agrees that it will not do or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing or omitting to do any act) whereby any Patent constituting Material Intellectual Property may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number consistent with good business judgment to establish and preserve its rights under applicable patent laws.

                  (b) Each US Facilities Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark constituting Material Intellectual Property, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration consistent with good business judgment to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each US Facilities Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright constituting Material Intellectual Property, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice consistent with good business judgment to establish and preserve its rights under applicable copyright laws.

                  (d) Each US Facilities Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright constituting Material Intellectual Property may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such US Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same; provided that such notification need not be given if such impairment of such Intellectual Property is not material viewed against the Material Intellectual Property as a whole.

                  (e) Each US Facilities Grantor will take all steps consistent with good business judgment that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights constituting Material Intellectual Property (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights constituting Material Intellectual Property, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (f) Upon and during the continuance of an Event of Default, each US Grantor shall endeavor in good faith to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such US Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                  SECTION 4.07. Lockbox System. The ABL Facilities Grantors shall establish, subject to the control of the Collateral Agent pursuant to the Lockbox Agreements, a system of lockboxes and related Deposit Accounts (the "Lockbox System"). Each ABL Facilities Grantor agrees that it shall have no Deposit Accounts other than (a) Deposit Accounts in the Lockbox System, (b) Excluded Operating Accounts and (c) Local Collection Accounts, except during the period of 45 days following the Effective Date as contemplated by the next sentence. Each ABL Facilities Grantor further agrees (i) to execute and deliver, and to cause the Deposit Account Institution at which any Deposit Account (other than an Excluded Operating Account or a Local Collection Account) is maintained to execute and deliver, a Lockbox Agreement with respect to each such Deposit Account as promptly as practicable following (and in any event no later than 45 days following) the Effective Date, (ii) to notify and direct promptly each Account Debtor and every other Person obligated to make payments on Accounts or in respect of any Inventory to make all such payments directly to one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company's retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes, (iii) to use all reasonable efforts to cause each such Account Debtor and other Person to make all payments with respect to Accounts and Inventory directly to one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company's retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes, (iv) promptly to deposit all payments received by it on account of Accounts and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company's retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes in the form in which received (but with any endorsements of such ABL Facilities Grantor necessary for deposit or collection), (v) to establish promptly after the Effective Date an ABL Collateral Proceeds Account in the United States, a U.S. dollar and a Canadian dollar ABL Collateral Proceeds Account in Canada and the RBC Deposit Account, in each case on terms reasonably satisfactory to the Collateral Agent and (vi) as promptly as practicable following (and in any event no later than 45 days following) the Effective Date, to implement agreements with the applicable Deposit Account Institutions under which all amounts on deposit in each Deposit Account (other than Excluded Operating Accounts and Local Collection Accounts) located in the United States and in Canada will be paid to the Collateral Agent for deposit in the ABL Collateral

Proceeds Account located in the United States or in the RBC Account, respectively, at the end of each Business Day, and under which all amounts in the RBC Account will be paid not less often than weekly into the ABL Collateral Proceeds Accounts in Canada in same day funds. So long as no Event of Default under and as defined in the ABL Facilities Agreement (or, if the ABL Facilities Agreement shall no longer be in effect, under and as defined in either of the US Facilities Agreements) has occurred and is continuing, the Collateral Agent shall promptly (and no less frequently than each Business Day) remit any funds on deposit in each ABL Collateral Proceeds Account to one or more accounts of the Company that have been designated by the Company. Effective upon notice to the Company after the occurrence and during the continuance of an Event of Default under and as defined in the ABL Facilities Agreement (or, if the ABL Facilities Agreement shall no longer be in effect, under and as defined in either of the US Facilities Agreements), each ABL Collateral Proceeds Account, the RBC Deposit Account and each Deposit Account (other than Excluded Operating Accounts and Local Collection Accounts) will, without further action on the part of any ABL Facilities Grantor or the Collateral Agent, convert into a closed lockbox account under the sole dominion and control of the Collateral Agent in which all funds are held subject to the rights of the Collateral Agent hereunder. Without the prior written consent of the Collateral Agent, no ABL Facilities Grantor shall, in a manner adverse to the Secured Parties, change the general instructions given to Account Debtors in respect of payments to be deposited in the Lockbox System. Each ABL Facilities Grantor irrevocably authorizes the Collateral Agent, upon the occurrence of an Event of Default under and as defined in the ABL Facilities Agreement (or, if the ABL Facilities Agreement shall no longer be in effect, under and as defined in either of the US Facilities Agreements), to deliver a Control Notice under each Lockbox Agreement. The Collateral Agent agrees with each ABL Facilities Grantor that the Collateral Agent shall not give any instructions pursuant to any Lockbox Agreement terminating such Lockbox Agreement or the right of such ABL Facilities Grantor to make withdrawals from any Deposit Account in the Lockbox System unless an Event of Default under and as defined in the ABL Facilities Agreement (or, if the ABL Facilities Agreement shall no longer be in effect, under and as defined in either of the US Facilities Agreements) shall have occurred and be continuing or, after giving effect to any withdrawal, would occur. The Collateral Agent, in its capacity as Administrative Agent under the ABL Facilities Agreement, acknowledges and agrees that an instruction by a Grantor to pay an Account into the RBC Collection Account or a Deposit Account in the Lockbox System (or, in the case of Accounts or Inventory of the Company's retail or Wingfoot divisions, a Local Collection Account) or a related lockbox, or, for a period of 45 days after the Effective Date, into any Deposit Account of such Grantor or related lockbox, shall constitute an instruction by such Grantor to pay such Account directly into a Deposit Account in the Lockbox System for purposes of clause (xxi) of the definition of "Eligible Accounts Receivable" contained in the ABL Facilities Agreement. The Company shall ensure that the aggregate amount contained in all Local Collection Accounts taken together shall not at any time exceed a maximum amount determined by the Administrative Agent in its sole discretion (not to be exercised unreasonably).

                  SECTION 4.08. Insurance. Each applicable US Grantor shall cause the Collateral Agent to be named as loss payee on all property insurance maintained in respect of property subject to US Facilities Mortgages.

                                   ARTICLE V

                 Other Pledges, Mortgages and Security Interests

                  SECTION 5.01. Summary of Certain Other Security Documents. In addition to the security interests created under Articles III and IV the parties acknowledge that :

                  (a) The Company and the Collateral Agent are entering into the Luxembourg Finance Pledge Agreement under which the Company is pledging the Luxembourg Finance Pledged Collateral (i) on a senior basis to secure the European Facilities Obligations referred to therein and the Applicable Collateral Agent Obligations and (ii) on a junior basis to secure the US Facilities Obligations and the US Miscellaneous Obligations and the Applicable Collateral Agent Obligations.

                  (b) The US Facilities Grantors are entering into the US Facilities Foreign Pledge Agreements listed in Schedule II, and may in the future enter into additional US Facilities Foreign Pledge Agreements, under which they are pledging Equity Interests in Foreign Subsidiaries owned by them to secure the US Facilities Obligations, the US Miscellaneous Obligations and the Applicable Collateral Agent Obligations.

                  (c) The US Facilities Grantors are entering into the US Facilities Mortgages listed in Schedule III under which they are mortgaging real properties and interests in real properties owned by them to secure the US Facilities Obligations, the US Miscellaneous Obligations, the Applicable Collateral Agent Obligations and, to the extent provided therein, the Swiss Franc Obligations.

                  (d) The European Facilities Grantors are entering into the European Facilities Security Documents listed in Schedule IV, and may in the future enter into additional European Facilities Security Documents, under which they are pledging and creating security interests in Equity Interests and other assets owned by them to secure the European Facilities Obligations referred to therein and the Applicable Collateral Agent Obligations.

                  (e) Certain ABL Facilities Grantors that are organized under the laws of Canada or one or more provinces thereof are entering into the Canadian Security Agreements, under which they are creating security interests
(i) in the ABL Facilities Collateral owned by them to secure (A) on a senior basis the ABL Facilities Obligations and the Applicable Collateral Agent Obligations and (B) on a junior basis the US Facilities Obligations, the US Miscellaneous Obligations and the Applicable Collateral Agent Obligations, and
(ii) in the Canadian Intellectual Property Collateral owned by them to secure
(A) on a senior basis the US Facilities Obligations, the US Miscellaneous Obligations and the Applicable Collateral Agent Obligations and (B) on a junior basis the ABL Facilities Obligations and the Applicable Collateral Agent Obligations.

                  SECTION 5.02. Other Security Documents Subject to This Agreement. (a) The parties to the other Security Documents shall observe the following provisions: (i) to the extent applicable, the provisions of Section 4.01(e), (f) and (g) (limiting the amount of certain Obligations secured by Collateral of the Company; (ii) the provisions of Section 6.03 (governing the distribution of the proceeds realized from the exercise of remedies under the Security Documents); (iii) the provisions of Article VIII (governing the manner in which Acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations at any time are to be determined); (iv) the provisions of Articles IX and X (relating to the duties and responsibilities of the Collateral Agent); (v) the provisions of Article XI (providing for the subordination of the Junior Liens created by certain of the Other Security Documents to the Applicable Senior Liens and the priming of certain Junior Liens); and (vi) the provisions of Section 13.13 (providing for releases of Guarantees of and Collateral securing the Obligations).

                  (b) Each of the US Facilities Mortgages (other than any US Facilities Mortgage that sets forth in full the provisions referred to in clauses (i) through (vi) of paragraph (a) above) shall contain a provision substantially to the effect set forth below (in the language of such Other Security Document) and satisfactory to the Collateral Agent and its counsel:

"THIS AGREEMENT AND THE PLEDGES, SECURITY INTERESTS AND OTHER LIENS AND CHARGES CREATED HEREBY ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE MASTER GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MARCH 31, 2003, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, CERTAIN OF ITS SUBSIDIARIES AND JPMORGAN CHASE BANK, AS COLLATERAL AGENT, AND ANY PROVISION OF THIS AGREEMENT THAT IS INCONSISTENT WITH THE PROVISIONS OF SUCH MASTER GUARANTEE AND COLLATERAL AGREEMENT SHALL BE DEEMED FOR ALL PURPOSES TO HAVE BEEN AMENDED TO CONFORM IN ALL RESPECTS TO SUCH PROVISIONS."

                                   ARTICLE VI

                                    Remedies

                  SECTION 6.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default under and as defined in any Credit Agreement and the receipt by the Collateral Agent of an Act of the Majority Lenders under such Credit Agreement instructing it to exercise remedies, to the extent permitted by law (a) the Collateral Agent may demand that each Grantor deliver each item of Applicable Collateral owned or held by it to the Collateral Agent, and each Grantor agrees so to deliver all such Applicable Collateral, and
(b) the Collateral Agent shall have the right to take any of or all the following actions at the same or different times with respect to any Applicable
Collateral: (i) with respect to any Collateral consisting of Intellectual Property, on demand, to cause its security interest in such Collateral to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to grant any license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, with respect to any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Applicable Collateral and without liability for trespass to enter any premises where the Applicable Collateral may be located for the purpose of taking possession of or removing the Applicable Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Applicable Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Applicable

Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Applicable Collateral so sold. Each such purchaser at any sale of Applicable Collateral shall (to the extent permitted by law) hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  In the case of any Applicable Collateral that constitutes
Article 9 Collateral, the Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Applicable Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Applicable Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Applicable Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Applicable Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Applicable Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Applicable Collateral is made on credit or for future delivery, the Applicable Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Applicable Collateral so sold and, in case of any such failure, such Applicable Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Applicable Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor (to the extent permitted by law). For purposes hereof, a written agreement to purchase any Applicable Collateral or portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Applicable Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default under the applicable Credit Agreement shall have been remedied and the Obligations secured by the Applicable Collateral paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Applicable Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

                  SECTION 6.02. Exercise of Remedies under Other Security Documents. The Collateral Agent shall also have the right to exercise remedies provided for in each Other Security Document upon the occurrence and during the continuance of an Event of Default under and as defined in any Credit Agreement as to which the Collateral subject to such Other Security Document constitutes Applicable Collateral and the receipt by the Collateral Agent of an Act of the Majority Lenders under such Credit Agreement instructing it to exercise remedies.

                  SECTION 6.03. Application of Proceeds. (a) Unless otherwise required by applicable law, the Collateral Agent shall apply the proceeds of the collection or sale of any Collateral securing any Obligations, including any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any other Credit Document (in each case, insofar as they evidence, govern, secure or otherwise relate to such Obligations), or otherwise in connection with any of such Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Credit Document (in each case, insofar as they relate to such Obligations) on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document (in each case, insofar as they relate to such Obligations) at the direction or for the benefit of holders of such Obligations;

                  SECOND, to the payment of all such Obligations as shall be owed to the Administrative Agent or any Issuing Bank under and as defined in the Applicable Credit Agreement;

                  THIRD, to the payment in full of the other Obligations secured by such Collateral in accordance with the relative priorities of the Liens on such Collateral securing such Obligations as set forth herein and in the Other Security Documents, with Obligations secured by Liens of a higher priority being paid in full before any distribution is made in respect of Obligations secured by Liens of a lower priority (and, as between Obligations secured by Liens of the same priority, ratably in accordance with the amounts of such Obligations on the date of such application); and

                  FOURTH, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. If any US Facilities Mortgage shall be permitted under applicable law to secure only those US Facilities Obligations that constitute term Indebtedness, the proceeds of other US Facilities Collateral shall be distributed pursuant to Clause SECOND above in such a manner as shall be appropriate in the judgment of the Collateral Agent to offset any resulting distributions to holders of such term Indebtedness in excess of their ratable share of all distribution in respect of the US Facilities Collateral. For purposes of clause THIRD above, the Lien of any US Facilities Mortgage, insofar as it secures the Swiss Franc Obligations, will, to the maximum extent permitted under the Swiss Franc Bond Agreement, be deemed to be of a lower priority than the Lien of such US Facilities Mortgage insofar as it secures the US Facilities Obligations and the US Miscellaneous Obligations.

                  SECTION 6.04. Grant of License to Use Intellectual Property.
(a) Each Grantor hereby grants to the Collateral Agent, to the extent necessary to enable the Collateral Agent to exercise rights and remedies under this Agreement and the Other Security Documents at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, to the extent and only to the extent such license would not violate or result in a default under any license or other agreement, whether express or implied, between the Grantor and any Person other than a Wholly Owned Subsidiary. The rights of the Collateral Agent under such license may be exercised, at the option of the Collateral Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of any Event of Default.

                  (b) Notwithstanding any other provision contained in this Agreement, any security interest granted hereunder in any Collateral consisting of Intellectual Property to secure the Obligations of any Class shall be subject to the license granted under the preceding paragraph (a), as such license may be exercised for the benefit of the Secured Parties holding Obligations of any other Class, and any sale or transfer of Collateral consisting of Intellectual Property upon any exercise of remedies under this Agreement shall be made expressly subject to such license.

                  SECTION 6.05. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 6.06. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral under applicable law. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses of the Collateral Agent's legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular relating to the offering for sale of any Pledged Collateral, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such jurisdictions as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

                                  ARTICLE VII

                    Indemnity, Subrogation and Subordination

                  SECTION 7.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors and Guarantors may have under applicable law (but subject to Section 7.03), the Company and each other Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of an Obligation of any Borrower, the Company and such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any Other Security Document to satisfy in whole or in part an Obligation of any Borrower, the Company and such Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 7.02. Contribution and Subrogation. Each US Guarantor and US Facilities Grantor, other than the Company, that has guaranteed, or granted Liens to secure, the Obligations of any Class under this Agreement or any Other Security Document (a "Contributing Party") agrees (subject to Section 7.03) that, in the event a payment shall be made by any other US Guarantor (other than the Company) hereunder in respect of Obligations of such Class or assets of any other US Facilities Grantor (other than the Company) shall be sold pursuant to any Security Document to satisfy Obligations of such Class and such other US Guarantor or US Facilities Grantor (the "Claiming Party") shall not have been fully indemnified by the applicable Borrower as provided in Section 7.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party and the denominator shall be the aggregate net worth of all the US Guarantors and US Facilities Grantors, other than the Company, that have guaranteed or granted Liens to secure the Obligations of such Class. For the purposes of the previous sentence, the net worth of each Guarantor and Grantor shall be determined on the Effective Date (or, in the case of any US Guarantor or US Facilities Grantor becoming a US Guarantor or US Facilities Grantor after the date hereof, the date on which such US Guarantor or US Facilities Grantor shall have become a US Guarantor or US Facilities Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section shall be subrogated to the rights of such Claiming Party under Section 7.01 to the extent of such payment.

                  SECTION 7.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 7.01 and 7.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations, and no Guarantor or Grantor shall seek to enforce any of such rights until the Obligations have been paid in full. No failure on the part of any Borrower or any Guarantor or Grantor to make the payments required by Sections 7.01 and 7.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

                  (b) To the fullest extent permitted under law, each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

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                                                                              31

                                  ARTICLE VIII

                Acts of Secured Parties and Administrative Agent;
                         Amounts of Secured Obligations

                  SECTION 8.01. Acts of Secured Parties and Administrative Agent. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party may be, and at the request of the Collateral Agent shall be, embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or Administrative Agent, acting individually or on behalf of the applicable Secured Parties, as the case may be, and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent as provided herein. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. All Acts hereunder on the part of any Secured Parties shall be taken on their behalf by the Administrative Agent under the applicable Credit Agreement. The Collateral Agent shall be entitled to rely absolutely upon an Act of an Administrative Agent if such Act purports to be taken by or on behalf of the Secured Parties, and nothing in this Section or elsewhere in this Agreement shall be construed to require such Administrative Agent to demonstrate that it has been authorized by the Secured Parties thereunder to take any action that it purports to be taking, the Collateral Agent being entitled to rely conclusively without any independent investigation whatsoever, and being fully protected in so relying, on any Act of such Administrative Agent.

                  SECTION 8.02. Determination of Amounts of Secured Obligations and Existence of Events of Default under Credit Agreements; Acceleration. Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or the existence of any Event of Default under any Credit Agreement for any purposes of this Agreement, it shall request written certification of such existence or amount from the Administrative Agent under such Credit Agreement, and shall be entitled to make such determination on the basis of such certification; provided, however, that if, notwithstanding the request of the Collateral Agent, the Administrative Agent under any Credit Agreement shall fail or refuse reasonably promptly to certify as to the existence or amount of any Obligation or the existence of any Event of Default under such Credit Agreement, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company, any other Borrower, Guarantor or Grantor, any holder of any Secured Obligation or any other person as a result of such determination.

                                   ARTICLE IX

                           Duties of Collateral Agent

                  SECTION 9.01. Notices to Administrative Agents under Credit Agreements. The Collateral Agent shall promptly notify each Administrative Agent in the event it shall receive (a) any notice of an Event of Default under any other Credit Agreement or (b) any instructions

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                                                                              32

given by the Administrative Agent, on behalf of the Majority Lenders, under any other Credit Agreement to commence the exercise of remedies under Article VI.

                  SECTION 9.02. Actions Under This Agreement. (a) The Collateral Agent shall not be obligated to take any action under this Agreement or any Other Security Document except for the performance of such duties as are specifically set forth herein and therein. Subject to the provisions of Article X of this Agreement and to the succeeding provisions of this Section, the Collateral Agent shall take such actions, and only such actions, under this Agreement and the Other Security Documents with respect to any Collateral of any Class as are requested by the Administrative Agent, on behalf of the Majority Lenders, under the Applicable Credit Agreement (or, in the case of the US Facilities Collateral, one of the Applicable Credit Agreements) and as are not inconsistent with or contrary to the provisions of this Agreement, any Other Security Document or any Credit Agreement, as well as ministerial and/or administrative actions required or permitted by this Agreement and the Other Security Documents. It is the intent of the parties hereto that (i) the Administrative Agent under either of the US Facilities Credit Agreements shall have the right to initiate the exercise of remedies with respect to the US Facilities Collateral and (ii) the Administrative Agents under the US Facilities Credit Agreements shall jointly control the manner of the exercise of such remedies. Therefore, in the event the Administrative Agent under either US Facilities Credit Agreement notifies the Collateral Agent and the Administrative Agent under the other US Facilities Credit Agreement of its desire to commence the exercise of remedies and/or to foreclose on specified US Facilities Collateral, the Administrative Agents under both US Facilities Credit Agreements shall promptly confer to determine the manner in which the Collateral Agent should proceed. The Administrative Agent under each US Facilities Credit Agreement, acting in good faith, shall use its best efforts to reach agreement on such matters so that one or more remedies (which shall include foreclosure on such US Facilities Collateral if requested in such notification) will be exercised reasonably promptly after such notification. In connection with the foregoing, neither of such Administrative Agents will give instructions to the Collateral Agent with the intent of preventing, hindering or delaying the exercise of any remedies requested by the Administrative Agent under the other US Facilities Credit Agreement. Notwithstanding the foregoing, the Collateral Agent shall, if it has received inconsistent instructions from the Administrative Agents under the Credit Agreements with respect to any matter hereunder, act with respect to such matter in such manner as it shall deem to be in the best interests of all the Secured Parties and consistent with the provisions and intent of this Agreement.

                  (b) The holders of the Swiss Franc Obligations and the US Miscellaneous Obligations shall not be entitled to, and shall not, (i) direct the actions of the Collateral Agent hereunder, (ii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any provisions of this Agreement against any Grantor or to exercise any remedy hereunder, (iii) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including, without limitation, the enforcement of any provisions of this Agreement against any Grantor, the exercise of any remedy hereunder, the release of any Collateral hereunder or the consent to any amendment or modification of this Agreement or the grant of any waiver hereunder), or refraining from taking any such action, in accordance with this Agreement or (iv) take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement. By their acceptance of the benefits of this Agreement and the Other Security Documents, the holders of the Swiss Franc Obligations and the US Miscellaneous Obligations will be deemed to have acknowledged and agreed to the provisions of the preceding sentence, and to have acknowledged that such provisions are being relied upon by the other Secured Parties.

                  (c) THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS COLLATERAL AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING, AND THE HOLDERS OF THE SWISS FRANC OBLIGATIONS AND US MISCELLANEOUS OBLIGATIONS, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE COLLATERAL AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE) TO THE HOLDERS OF THE SWISS FRANC OBLIGATIONS OR THE US MISCELLANEOUS OBLIGATIONS, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT IN ACCORDANCE WITH THEIR TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE X AND THE OTHER PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE COLLATERAL AGENT HEREUNDER. WITHOUT LIMITING THE FOREGOING, THE HOLDERS OF THE SWISS FRANC OBLIGATIONS AND US MISCELLANEOUS OBLIGATIONS, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, SHALL BE DEEMED TO HAVE WAIVED ANY RIGHT THEY MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO COMPEL THE SALE OR OTHER DISPOSITION OF ANY COLLATERAL, AND ANY OBLIGATION THE COLLATERAL AGENT MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO OBTAIN ANY MINIMUM PRICE FOR ANY COLLATERAL UPON THE SALE THEREOF, IT BEING EXPRESSLY UNDERSTOOD, AND THE AVAILABILITY OF THE BENEFITS OF THIS AGREEMENT TO THE HOLDERS OF THE SWISS FRANC OBLIGATIONS AND US MISCELLANEOUS OBLIGATIONS BEING CONDITIONED UPON THE UNDERSTANDING, THAT THE SOLE RIGHT OF THE HOLDERS OF THE SWISS FRANC OBLIGATIONS AND US MISCELLANEOUS OBLIGATIONS SHALL BE TO RECEIVE THEIR RATABLE SHARE OF ANY PROCEEDS OF COLLATERAL IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT.

                                    ARTICLE X

                         Concerning the Collateral Agent

                  SECTION 10.01. Limitations on Responsibility of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Other Security Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any Grantor to the Collateral, as to the security afforded by this Agreement or any Other Security Document or as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Other Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise for the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession or control of the Collateral. Except as otherwise provided herein, the Collateral Agent shall have no duty to the Grantors or to the holders of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such Collateral the same care that it normally accords to its own assets and the duty to account for moneys received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any

Borrower, Guarantor or Grantor of any of the covenants or agreements contained herein or in any other agreement. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any Other Security Document except for such person's own gross negligence or wilful misconduct (it being understood that any action taken in accordance with the terms of this Agreement or any Other Security Document by the Collateral Agent or any such officer, agent or representative at the direction or instruction of the Administrative Agent or the Majority Lenders under any Credit Agreement (or not taken, in the absence of any such directions or instructions) shall not constitute gross negligence or wilful misconduct). Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given by the Administrative Agent or the Majority Lenders under any Credit Agreement hereunder or under any Other Security Document even if, at the time such action is taken by any such Person, the Administrative Agent or the Lenders which gave the notice to take such action shall no longer be the Administrative Agent or the Majority Lenders under such Credit Agreement or the Secured Parties on behalf of which such notice was given are no longer the Secured Parties. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.

                  SECTION 10.02. Reliance by Collateral Agent; Indemnity Against Liabilities, etc. (a) Whenever in the performance of its duties under this Agreement or any Other Security Document the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor or any other person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person which is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

                  (b) The Collateral Agent may consult with counsel and shall not incur any liability in taking any action hereunder or under any Other Security Document in good faith in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement or any Other Security Document, the duties created hereunder or the Collateral from any court of competent jurisdiction.

                  (c) The Collateral Agent shall not incur any liability in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions that are believed by the Collateral Agent to be genuine and signed or furnished by the proper Person furnished to the Collateral Agent in connection with this Agreement or any Other Security Document.

                  (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default under any Credit Agreement unless and until the Collateral Agent shall have received written notice thereof from the Administrative Agent under such Credit Agreement. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice which is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person to inquire

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                                                                              35

whether an Event of Default under any Credit Agreement has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice so furnished to it.

                  (e) If the Collateral Agent has been requested to take any specific action by any Administrative Agent pursuant to any provision of this Agreement or any Other Security Document, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or such Other Security Document in the manner so requested unless it shall have been provided indemnity by the Secured Parties on whose behalf such request shall have been made reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

                  SECTION 10.03. Resignation and Removal of the Collateral Agent. The Collateral Agent may at any time, by giving 30 days' prior written notice to the Company and the Administrative Agent under each Credit Agreement, resign and be discharged from the responsibilities hereby created, such resignation to become effective upon the appointment of a successor by the Administrative Agents with, so long as no Event of Default has occurred and is continuing, the consent of the Company (such consent not to be unreasonably withheld) and the acceptance of such appointment by such successor. If no successor shall be appointed and approved within 30 days after the date of any such resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed as above provided or may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York having a combined capital and surplus of at least $500,000,000.

                  SECTION 10.04. Expenses and Indemnification. By accepting the benefits of this Agreement, each of the Lenders severally agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share from time to time (based on the amount of the Loans, LC Exposures and unused Commitments (as such terms are defined in the respective Credit Agreements) of such Lender and the other applicable Lenders), of any expenses referred to in this Agreement or in any Other Security Document securing Obligations owed to such Lender and/or any other expenses incurred by the Collateral Agent in connection with the enforcement and protection of the rights of the Collateral Agent and the Secured Parties which shall not have been paid or reimbursed by the Company or any other Borrower, Grantor or Guarantor or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its Affiliates and its and their respective directors, officers, employees, agents and attorneys (each, an "Indemnified Party"), on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this Agreement and/or incurred by the Collateral Agent in connection with this Agreement or the Other Security Documents or the enforcement and protection of the rights of the Secured Parties, to the extent the same shall not have been reimbursed by the Company or any other Borrower, Grantor or Guarantor or paid from the proceeds of Collateral as provided herein; provided, in each case, that no Secured Party shall be liable to any Indemnified Party for any portion of such expenses, liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Person.

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                                                                              36

                                   ARTICLE XI

                         Subordination of Certain Liens

                  SECTION 11.01. Perfection and Priority of Security Interests.
(a) All Junior Liens in respect of any Collateral are expressly subordinated and made junior in priority, operation and effect to the Applicable Senior Liens in respect of such Collateral, notwithstanding anything to the contrary contained in this Agreement, any Other Security Document or any other agreement or filing to the contrary, and irrespective of the time, order or method of attachment or perfection of such Junior Liens and the Applicable Senior Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing.

                  (b) Each Secured Party holding Obligations secured by a Junior Lien acknowledges that a portion of the Applicable Senior Obligations consists of Indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Applicable Senior Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Applicable Senior Obligations may be increased, replaced or refinanced, all without notice to or consent by such Secured Party and without affecting the provisions hereof. The lien priorities provided for herein and in the Other Security Documents shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, replacement, renewal, restatement or refinancing of either the Obligations secured by any Junior Lien or the Applicable Senior Obligations, or by any action that the Collateral Agent or the Secured Parties holding any of such Obligations may take or fail to take in respect of any Collateral.

                  (c) Each Secured Party holding Obligations secured by a Junior Lien acknowledges and agrees that the Collateral Agent and the holders of the Applicable Senior Obligations shall have no duties or other obligations to such Secured Party with respect to the Collateral subject to such Junior Lien other than to transfer to the holders of the Obligations secured by such Junior Lien the proceeds, if any, that remain following any sale, transfer or other disposition of such Collateral and the payment and satisfaction in full of the Applicable Senior Obligations. In furtherance of the foregoing, each Secured Party holding Obligations secured by a Junior Lien acknowledges and agrees that until the Applicable Senior Obligations shall have been paid and satisfied in full, the Collateral Agent shall be entitled, for the benefit of the holders of the Applicable Senior Obligations, to sell, transfer or otherwise dispose of or deal with the Collateral subject to such Junior Lien as provided herein and in the Other Security Documents without regard to such Junior Lien or any rights to which the holders of the Obligations secured thereby would otherwise be entitled as a result of such Junior Lien, the only obligation of the Collateral Agent and the holders of the Applicable Senior Obligations to the holders of the Obligations secured by such Junior Lien being to deliver any proceeds remaining from such sale, transfer or other disposition of the applicable Collateral after the payment and satisfaction in full of the Applicable Senior Obligations. Each Secured Party holding Obligations secured by a Junior Lien agrees that it will not, and will not attempt to, exercise or instruct the Collateral Agent to exercise any rights that it may have as a result of such Junior Lien until the payment and satisfaction in full of the Senior Obligations.

                  (e) In the event a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against any Grantor that shall have granted a Junior Lien, until the Applicable Senior Obligations shall have been paid and satisfied in full, each Secured Party holding Obligations secured by such

Junior Lien hereby authorizes and empowers (without imposing an obligation on) the holders of the Applicable Senior Obligations or the Collateral Agent or any Administrative Agent acting on their behalf to vote such Secured Party's share of the Obligations secured by such Junior Lien, insofar as any such voting right arises from or relates to such Junior Lien or to the Collateral subject thereto, in connection with any resolution, arrangement, plan of reorganization, compromise or settlement relating to such Collateral.

                  SECTION 11.02. No Interference; No Right to Instruct Collateral Agent; Payment Over; Reinstatement; Permitted Actions. (a) Each Secured Party holding Obligations secured by a Junior Lien agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make such Junior Lien pari passu with, or to give such Secured Party any preference or priority relative to, any Applicable Senior Lien with respect to the Collateral subject to such Junior Lien or any part thereof, (ii) it will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral subject to such Junior Lien by the Collateral Agent or any holder of Applicable Senior Obligations, (iii) it shall have no right to (A) direct the Collateral Agent or any holder of Applicable Senior Obligations to exercise any right, remedy or power with respect to the Collateral subject to such Junior Lien or (B) consent to the exercise by the Collateral Agent or any holder of Applicable Senior Obligations of any right, remedy or power with respect to the Collateral subject to such Junior Lien, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any holder of Applicable Senior Obligations seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the Collateral Agent nor any holder of Applicable Senior Obligations shall be liable for, any action taken or omitted to be taken by the Collateral Agent or any holder of Applicable Senior Obligations with respect to the Collateral subject to such Junior Lien, (v) it will not commence or instruct the Collateral Agent to commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral subject to such Junior Lien (other than filing a proof of claim) until all the Applicable Senior Obligations shall have been paid and satisfied in full, (vi) it will not seek, and hereby waives any right, to have the Collateral subject to such Junior Lien or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

                  (b) The Collateral Agent and each Secured Party holding Obligations secured by a Junior Lien agree that, in the event of a sale, transfer or other disposition of Collateral subject to such Junior Lien, such Junior Lien on such Collateral shall terminate and be released automatically and without further action if the Applicable Senior Lien on such Collateral is released.

                  (c) Each Secured Party holding Obligations secured by a Junior Lien hereby agrees that if it shall obtain possession of any of the Collateral subject to such Junior Lien, or shall realize any payment in respect of such Collateral, in either case prior to the time when the Applicable Senior Obligations have been paid in full, then it shall hold such Collateral or payment in trust for the holders of the Applicable Senior Obligations and transfer such Collateral or payment, as the case may be, to the Collateral Agent. Each Secured Party holding Obligations secured by a Junior Lien agrees that if, at any time, all or part of any payment with respect to the Applicable Senior Obligations previously made is rescinded for any reason whatsoever, such Secured Party shall promptly pay over to the Collateral Agent any payment received by it in respect of the Collateral subject to such Junior Lien and shall promptly turn any Collateral subject to such Junior Lien then held by it over to the Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Applicable Senior Obligations.

                  SECTION 11.03. Consent to Priming of Junior Lien on ABL Facilities Collateral. (a) In consideration of and as a condition to the creation under Section 4.01(b) of the Junior Lien on the ABL Facilities Collateral, each Secured Party from time to time secured by such Junior Lien will be deemed to have agreed, and the Collateral Agent hereby agrees, on behalf of such Secured Party, that in the event a proceeding under the Bankruptcy Code shall be commenced by or against the Company and the Company shall enter into an Acceptable Financing in such proceeding, such Junior Lien may, without any further action or consent by such Secured Party, be made junior and subordinated to Liens granted to secure such Acceptable Financing, subject to the granting and approval by the applicable bankruptcy court of adequate protection for the holders of the Obligations secured by such Junior Lien consisting of (a) the current monthly payment of an amount equal to post-petition interest, fees in respect of Letters of Credit (whether owed to any Lender under the US Facilities Agreements or to any Issuing Bank) and facility fees, in each case at non-default rates, (b) the current payment of out-of-pocket expenses, including fees and disbursements of counsel and other professional fees and disbursements, of the Administrative Agent under and as defined in each US Facility Agreement and (c) a replacement lien on substantially all assets of the Company and the Domestic Subsidiaries (other than the assets of and Equity Interests in Goodyear Dunlop Tires North America, Ltd., its Subsidiaries and any other Consent Subsidiaries), subject only to the Liens securing such Acceptable Financing, Liens existing prior to the commencement of such proceeding and Liens, if any, that are senior to the Liens securing such Acceptable Financing.

                  (b) In consideration of and as a condition to the creation of the Junior Lien on the ABL Facilities Collateral, each Secured Party from time to time secured by such Junior Lien will be deemed to have agreed, and the Collateral Agent hereby agrees, on behalf of such Secured Party, that in the event the ABL Facilities Obligations are refinanced, replaced, renewed or extended, in whole or in part, in accordance with Section 6.01(m) of the US Facilities Agreements, such Junior Lien shall, without any further action or consent by such Secured Party, be junior and subordinated to Liens granted to secure such refinancing.

                  SECTION 11.04 Consent to Subordination of Junior Lien on US Facilities Article 9 Collateral. In consideration of and as a condition to the creation under Section 4.01(d) of the Junior Lien on the Intellectual Property consisting of Trademarks included in the US Facilities Article 9 Collateral, each Secured Party from time to time secured by such Junior Lien will be deemed to have agreed, and the Collateral Agent hereby agrees, on behalf of such Secured Party, that in the event the US Facilities Obligations are refinanced, replaced, renewed or extended, in whole or in part, such Junior Lien shall, without any further action or consent by such Secured Party be junior, and subordinate to, Liens granted to secure such refinancing.

                                  ARTICLE XII

                   Subordination of Intercompany Indebtedness

                  SECTION 12.01. Subordination. To the fullest extent permitted under law, the Company and each other Grantor and Guarantor hereby agrees that all Intercompany Indebtedness owed to it by any Intercompany Obligor is hereby expressly subordinated, to the

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                                                                              39

extent and in the manner set forth in this Article XII, to the payment in full in cash of all Obligations of such Intercompany Obligor.

                  SECTION 12.02. Dissolution or Insolvency. Upon any dissolution, winding up, liquidation or reorganization of any Intercompany Obligor, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Intercompany Obligor, or otherwise:

                  (a) the applicable Secured Parties shall, as between such Secured Parties and the Company or any other Grantor or Guarantor, first be entitled to receive payment in full in cash of the Obligations of such Intercompany Obligor in accordance with the terms of such Obligations before the Company or such Grantor or Guarantor shall be entitled to receive any payment on account of the Intercompany Indebtedness of such Intercompany Obligor, whether as principal, interest or otherwise; and

                  (b) any payment by, or distribution of the assets of, such Intercompany Obligor of any kind or character, whether in cash, property or securities, to which the Company or any other Grantor or Guarantor would be entitled except for the provisions of clause (a) above shall, upon receipt by the Company or such Grantor or Guarantor, be held in trust (or in a compte de sequestre, if applicable) for the applicable Secured Parties and promptly paid or delivered directly to the Collateral Agent for the benefit of such Secured Parties to the extent necessary to make payment in full in cash of all such Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to such Secured Parties in respect of such Obligations.

                  SECTION 12.03. Subrogation. Subject to (and only upon) the prior indefeasible payment in full in cash of all the Obligations of any Intercompany Obligor, the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor shall be subrogated to the rights of the applicable Secured Parties to receive payments or distributions in cash, property or securities applicable to such Obligations until all amounts owing on the Intercompany Indebtedness of such Intercompany Obligor shall be paid in full, and as between and among such Intercompany Obligor, its creditors (other than its Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, no such payment or distribution made to the Secured Parties by virtue of this Agreement that otherwise would have been made to the Company or any other Grantor or Guarantor in respect of such Intercompany Indebtedness shall be deemed to be a payment by such Intercompany Obligor on account of such Intercompany Indebtedness.

                  SECTION 12.04. Other Creditors. Nothing contained in this
Article is intended to or shall impair, as between and among any Intercompany Obligor, its creditors (other than the Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, the obligations of such Intercompany Obligor to pay its Intercompany Indebtedness as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor and the creditors of such Intercompany Guarantor (other than the Secured Parties).

                  SECTION 12.05. No Waiver. No right of any Secured Party to enforce this Article shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Collateral Agent, the other Secured Parties, or any Intercompany Obligor, or by any noncompliance by any Intercompany Obligor with the terms, provisions and covenants contained in this Agreement, any Other Security Document or any Credit Agreement, and the Secured Parties are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with any Intercompany Obligor, all without notice to or consent of the Company or any other Grantor or Guarantor and without affecting the liabilities and obligations of the parties hereto.

                  SECTION 12.06. Obligations Hereunder Not Affected. (a) All rights and interests of the Secured Parties under this Article, and all agreements and obligations of the Company and each other Grantor or Guarantor under this Article, shall remain in full force and effect irrespective of:

                           (i) any lack of validity or enforceability of any
                  Credit Agreement;

                           (ii) any change in the time, manner or place of
                  payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to departure from any Credit Agreement;

                           (iii) any exchange, release or nonperfection of any
                  security interest in any Collateral, or any release or amendment or waiver of or consent to departure from any Guarantee, in respect of all or any of the Obligations; or

                           (iv) any other circumstance that might otherwise
                  constitute a defense available to, or a discharge of, any Intercompany Obligor in respect of Obligations or of the Company or any Grantor or Guarantor in respect of the agreements contained in this Article.

                  (b) The agreements contained in this Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations or any part thereof is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Intercompany Obligor or otherwise, all as though such payment had not been made.

                  (c) The Company and each Grantor and Guarantor hereby agree that the Secured Parties may, without affecting or impairing any of the obligations of the Company or such Grantor or Guarantor hereunder, from time to time to (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Intercompany Obligor or any other Person.

                                  ARTICLE XIII

                                  Miscellaneous

                  SECTION 13.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in the Credit Agreements. All communications and notices hereunder to any Grantor or Guarantor other than the Company shall be given to it in care of the Company as provided in the Credit Agreements.

                  SECTION 13.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, no extension of credit under any Credit Agreement shall be construed as a waiver of any default hereunder, regardless of whether the Collateral Agent or any Secured Party may have had notice or knowledge of such default at the time. No notice or demand on any Credit Party in any case shall entitle such Credit Party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required under any of the Credit Agreements.

                  SECTION 13.03. Collateral Agent's Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in the Credit Agreements.

                  (b) Without limitation of its indemnification obligations under the other Credit Documents, each Grantor and each Guarantor, to the fullest extent permitted under law, jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in each Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or from the breach of any of its obligations set forth in any Credit Document.

                  (c) The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 13.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 13.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in the Credit Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Credit Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under any Credit Agreement, and shall, subject to Section 13.13, continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Credit Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments under any Credit Agreement have not expired or terminated.

                  SECTION 13.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in this Section. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Credit Party when a counterpart hereof executed on behalf of such Credit Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Credit Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Credit Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Credit Party shall have the right to assign or transfer its rights or obligations hereunder (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement. This Agreement shall be construed as a separate agreement with respect to each Credit Party and may be amended, modified, supplemented, waived or released with respect to any Credit Party without the approval of any other Credit Party and without affecting the obligations of any other Credit Party hereunder.

                  SECTION 13.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 13.08. Right of Set-Off. Without limitation to the provisions of Section 4.07, if an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII of the Applicable Credit Agreement, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such

Lender or Affiliate to or for the credit or the account of any Credit Party against any of and all the obligations of such Credit Party now or hereafter existing under this Agreement with respect to such Applicable Credit Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

                  SECTION 13.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document in the courts of any jurisdiction.

                  (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13.01. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 13.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 13.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 13.12. Security Interest Absolute. The pledges and security interests created hereby and by the Other Security Documents shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

                  SECTION 13.13. Termination or Release. (a) This Agreement and the Other Security Documents shall terminate and all pledges and security interests created hereunder and thereunder shall be automatically released when
(i) all the Obligations under the Credit Agreements at any time due and owing have been paid in full, (ii) the Lenders have no further commitment to lend under any Credit Agreement, (iii) the LC Exposure under the US Revolving Facility Agreement has been reduced to zero and (iv) the Issuing Banks under the US Revolving Facility Agreement have no further obligation to issue Letters of Credit thereunder. It is understood that such termination and release shall be effective notwithstanding that any US Miscellaneous Obligation or any obligation under clause (c) or (d) of the definitions of Revolving Obligations or Term Obligations under the European Facilities Agreement shall be outstanding at the time thereof.

                  (b) When (i) all the Obligations under any Credit Agreement have been paid in full, (ii) the Lenders have no further commitment to lend under such Credit Agreement, (iii) if such Credit Agreement is the US Revolving Facility Agreement, the LC Exposure (as defined therein) has been reduced to zero and the Issuing Banks (as defined therein) have no further obligation to issue Letters of Credit thereunder and (iv) if such Credit Agreement is the US Revolving Facility Agreement or the US Term Facility Agreement, no US Miscellaneous Obligations remain outstanding and all related Swap Agreements have terminated, all Collateral that (A) shall have secured the Obligations under and as defined in such Credit Agreement and (B) shall not secure the Obligations under and as defined in any other Credit Agreement, whether on a senior or a junior basis, shall be automatically released from the pledges and security interests created hereunder and under the Other Security Documents. Each Other Security Document shall terminate when all the Collateral subject thereto shall have been released as provided in this paragraph. It is understood that such termination and release shall be effective notwithstanding that any US Miscellaneous Obligation or any obligation under clause (c) or (d) of the definitions of Revolving Obligations or Term Obligations under the European Facilities Agreement shall be outstanding at the time thereof.

                  (c) A Subsidiary shall automatically be released from its obligations as a Grantor or Guarantor hereunder and under each Other Security Document, and all pledges hereunder or under any Other Security Document of and security interests created hereunder or under any Other Security Document in the Collateral of such Subsidiary shall be automatically released, upon the consummation of any transaction permitted by this Agreement and each Credit Agreement as a result of which such Subsidiary ceases to be a Subsidiary; provided that any consent to such transaction required by any Credit Agreement shall have been obtained and the terms of such consent shall not provide otherwise.

                  (d) Upon any sale or other transfer of any Collateral permitted under this Agreement and each Applicable Credit Agreement by any Grantor to any Person other than the Company or a Subsidiary, or upon the effectiveness of any written consent to the release of any pledge or security interest created hereby or by any Other Security Document in respect of any Collateral pursuant to and in accordance with the requirements of each Credit Agreement the Obligations under which are secured by such Collateral, all pledges hereunder or under any Other Security Document of and security interests created hereunder or under any Other Security Document in such Collateral shall be automatically released.

                  (e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d), the Collateral Agent shall execute and deliver to each applicable Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or representation or warranty by the Collateral Agent. Notwithstanding paragraph (c) or (d) above, in the case of any Lien on any Equity Interests in an entity organized under the laws of a jurisdiction outside the United States of America or the grant of any Lien on real property in any jurisdiction outside the United States of America, such Lien shall not be released until the Collateral Agent executes and delivers to the applicable Grantor a written consent to such release. The Collateral Agent agrees to execute and deliver any such written consent required by the immediately preceding sentence that is requested by the applicable Grantor in connection with the consummation of any transaction permitted by this Agreement and the Credit Agreements.

                  SECTION 13.14. Additional Grantors and Guarantors. (a) Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in a form agreed to by the Collateral Agent and Goodyear (an "Additional Subsidiary Agreement"), such Subsidiary shall become a party hereto and a Grantor and a Guarantor under the Credit Agreement referenced therein to the extent set forth in such Additional Subsidiary Agreement and shall, to the extent applicable, guarantee and create pledges of and security interests in its assets to secure the Obligations set forth in such Additional Subsidiary Agreement with the same force and effect as if originally named as a Grantor or Guarantor herein. At the time any Subsidiary shall become a party to this Agreement as provided in the preceding sentence, the Schedules hereto shall be supplemented as appropriate to reflect the guarantees, pledges and security interests, as applicable, given or created by such Subsidiary, and such supplemented Schedules shall replace the Schedules that shall therefore have been attached to this Agreement. The execution and delivery of any Additional Subsidiary Agreement and the amendment of the Schedules hereto as above provided shall not require the consent of any other Credit Party. The rights and obligations of each Credit Party shall remain in full force and effect notwithstanding the addition of any new Credit Party as a party to this Agreement.

                  (a) Any Subsidiary that is a US Guarantor may elect to become a US Facilities Grantor or an ABL Facilities Grantor at any time by delivering a certificate in substantially the form agreed to by the Collateral Agent and the Company or in such other form as may be reasonably required by the Collateral Agent. Any such election shall be effective immediately upon the delivery of such certificate. At the time any such election is made, the Schedules hereto shall be supplemented as appropriate to reflect the pledges and security interests given or created by such Subsidiary, and such supplemented Schedules shall replace the Schedules that shall therefore have been attached to this Agreement. The execution and delivery of any certificate hereunder and the amendment of the Schedules hereto as above provided shall not require the consent of the Collateral Agent or any Credit Party. The rights and obligations of each Credit Party shall remain in full force and effect notwithstanding the addition of any new US Facilities Grantor or ABL Facilities Grantor as a party to this Agreement.

                  SECTION 13.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest in each case upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default under any applicable Credit Agreement, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Applicable Collateral of such Grantor or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Applicable Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Applicable Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Applicable Collateral or to enforce any rights in respect of any Applicable Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Applicable Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent relating to the Applicable Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Applicable Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Applicable Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct or the breach of such Person of its obligations set forth herein. For the purposes of Italian law, each Grantor expressly authorizes the Collateral Agent (and any agents or attorneys appointed under this Agreement) to act under a conflict of interest and self-dealing (including, but not limited to a situation in which the Collateral Agent acts simultaneously in the name and/or on behalf (a) of any Secured Party, on the one hand, and (b) of any Credit Party, on the other hand) solely in relation to this Agreement, the other Security Documents and the Credit Agreement.

                  SECTION 13.16. Collateral Agent as Joint and Several Creditor.
Section 9.15 of the European Facilities Agreement is hereby incorporated by reference and shall be effective as if set forth in full herein.

                  SECTION 13.17. Post-Closing Letter Agreements. Each party hereto agrees to complete the actions and perform the obligations applicable to it under each of (a) the post-closing letter agreement dated the Effective Date between the Collateral Agent and Goodyear relating to the European Facilities Agreement and (b) the post-closing letter agreement dated the Effective Date between the Collateral Agent and Goodyear relating to the US Facilities Agreements and the ABL Facilities Agreement.

                  SECTION 13.18. Credit Party Obligations. Each Credit Party will perform its obligations and pay all amounts owed by it under each Credit Document in accordance with the terms thereof.

                   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 GOODYEAR TIRE &
                                 RUBBER COMPANY,

                                 by /s/ Stephanie W. Bergeron
                                    --------------------------------
                                    Name:
                                    Title:

                                 JPMORGAN CHASE BANK,
                                 individually and as Administrative
                                 Agent and Collateral Agent,

                                 by /s/ B. Joseph Lillis
                                    --------------------------------
                                    Name:
                                    Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             ALLIED TIRE SALES, INC., as a US
                                             GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             BELT CONCEPTS OF AMERICA, INC.
                                             as a US GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             CELERON CORPORATION, as a US
                                             GUARANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             COSMOFLEX, INC., as a US
                                             GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             DAPPER TIRE COMPANY, as a US
                                             GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

                                         DIVESTED COMPANIES HOLDING COMPANY

                                         by /s/ Ronald J Carr
                                            -----------------------
                                            Name: Ronald J Carr
                                            Title: Vice President, Treasurer and
                                            Secretary

                                         by /s/ Lee R Watson
                                            -----------------------------
                                            Name: Lee R Watson
                                            Title: Assistant Secretary

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

                                         DIVESTED LITCHFIELD PARK
                                         PROPERTIES INC.

                                         by /s/ Ronald J Carr
                                            -----------------------
                                            Name:  Ronald J Carr
                                            Title: Vice President, Treasurer and
                                            Secretary

                                         by /s/ Lee R Watson
                                            -----------------------
                                            Name:  Lee R Watson
                                            Title: Assistant Secretary

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             GOODYEAR FARMS, INC. as a US
                                             GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             GOODYEAR INTERNATIONAL
                                             CORPORATION, as a US GUARANTOR,
                                             a US FACILITIES GRANTOR and an ABL
                                             FACILITIES GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             GOODYEAR WESTERN HEMISPHERE
                                             CORPORATION, as a US GUARANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             THE KELLY-SPRINGFIELD TIRE
                                             CORPORATION, as a US GUARANTOR,
                                             a US FACILITIES GRANTOR and an ABL
                                             FACILITIES GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             WHEEL ASSEMBLIES INC., as a US
                                             GUARANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                             WINGFOOT VENTURES EIGHT, INC., as
                                             a US GUARANTOR, a US FACILITIES
                                             GRANTOR and an ABL FACILITIES
                                             GRANTOR

                                                by /s/ Stephanie W. Bergeron
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                                          GOODYEAR, CANADA INC.,
                                                 in each capacity in which it is
                                                   required to be a party to the
                                       Master Guarantee and Collateral Agreement

                                                by /s/ J. S. Coulter
                                                   ----------------------------
                                                   Name: J.S. Coulter
                                                   Title: Vice President

                                                by /s/ D.S. Hamilton
                                                   ----------------------------
                                                   Name: D.S. Hamilton
                                                   Title: Secretary

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                TIRE & RUBBER COMPANY IDENTIFIED
                                             AS GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR DUNLOP TIRES
                                 GERMANY GMBH, in each capacity in
                                 which it is required to be a party to
                                 the Master Guarantee and Collateral Agreement

                                    by /s/ Gerhard Grunenwald
                                       ---------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       ----------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR GMBH & CO. KG, in each
                                 capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Gerhard Grunenwald
                                       ----------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       ----------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 DUNLOP GMBH & CO. KG, in each
                                 capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Gerhard Grunenwald
                                       ------------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       ------------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 RVM REIFEN
                                 VERTRIEBSMANAGEMENT GMBH, in
                                 each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Gerhard Grunenwald
                                       -------------------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       ------------------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 FULDA REIFEN GMBH & CO. KG, in
                                 each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Gerhard Grunenwald
                                       -----------------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       -----------------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 PNEUMANT REIFEN GMBH & CO. KG,
                                 in each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Gerhard Grunenwald
                                       ------------------------------------
                                       Name: Gerhard Grunenwald
                                       Title: General Manager

                                    by /s/ Gottfried Hess
                                       ------------------------------------
                                       Name: Gottfried Hess
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 HOLERT KONZ GMBH, in each capacity
                                 in which it is required to be a party to the Master Guarantee and Collateral
                                 Agreement

                                    by /s/ Andreas-Hugo Penkert
                                       -------------------------------------
                                       Name: Andreas-Hugo Penkert
                                       Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR DUNLOP TIRES EUROPE
                                 B.V., in each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Errol Scialom
                                       -------------------------
                                       Name:  Errol Scialom
                                       Title: Director

                                    by /s/ Phillips Regnault
                                       -------------------------
                                       Name:  Phillips Regnault
                                       Title: Attorney-in-Fact

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 DUNLOP FRANCE S.A., in each capacity
                                 in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Errol Scialom
                                       ------------------------
                                       Name:  Errol Scialom
                                       Title: Attorney-in-Fact

                                    by /s/ Phillips Regnault
                                       ------------------------
                                       Name:  Phillips Regnault
                                       Title: Attorney-in-Fact

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR FRANCE S.A., in each
                                 capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Errol Scialom
                                       ---------------------------
                                       Name:  Errol Scialom
                                       Title: Attorney-in-Fact

                                    by /s/ Phillips Regnault
                                       ----------------------------
                                       Name:  Phillips Regnault
                                       Title: Attorney-in-Fact

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR DUNLOP TYRES UK LTD,
                                 in each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Errol Scialom
                                       -------------------------
                                       Name:  Errol Scialom
                                       Title: Director

                                    by /s/ JA Fraser
                                       -------------------------
                                       Name:  JA Fraser
                                       Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 DUNLOP TYRES LTD, in each capacity in
                                 which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Errol Scialom
                                       ----------------------
                                       Name:  Errol Scialom
                                       Title: Director

                                    by /s/ JA Fraser
                                       ----------------------
                                       Name:  JA Fraser
                                       Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                             TIRE & RUBBER COMPANY IDENTIFIED AS
                                                GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

                                 GOODYEAR FINANCE HOLDINGS S.A.,
                                 in each capacity in which it is required to be a party to the Master Guarantee and Collateral Agreement by /s/ Phillips Regnault
                                       --------------------------
                                       Name:  Phillips Regnault
                                       Title: Attorney-in-Fact

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: ABN AMRO Bank N.V.

                  by /s/ Neil J. Bivona
                     -------------------------------
                     Name:  Neil J. Bivona
                     Title: Senior Vice President

                  by /s/ David W. Stack
                     --------------------------------
                     Name:  David W. Stack
                     Title: Group Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Banca Intesa S.p.A., New York Branch

                          by /s/ Frank Maffei
                             --------------------------------
                             Name:  Frank Maffei
                             Title: Vice President

                          by /s/ Massimo Fiore
                             --------------------------------
                             Name:  Massimo Fiore
                             Title: Assistant Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                      COLLATERAL AGREEMENT AMONG
                                             THE GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                TIRE & RUBBER COMPANY IDENTIFIED
                                             AS GRANTORS AND GUARANTORS THEREIN,
                                            THE LENDERS AND JPMORGAN CHASE BANK,
                                                             AS COLLATERAL AGENT

         Name of Institution: BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

                          by /s/ Francesco DiMario
                             ----------------------------
                             Name: Francesco DiMario
                             Title: Vice President

                          by /s/ Leonardo Valentini
                             ----------------------------
                             Name: Leonardo Valentini
                             Title: First Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Bank of America

                          by /s/ Thomas Biaggi
                             -------------------------
                             Name: Thomas Biaggi
                             Title: Managing Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: BANK OF AMERICA, N.A.

                          by /s/ Dan Jelaca
                             --------------------------
                             Name:  Dan Jelaca
                             Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: The Bank of East Asia, Limited, New York Branch

                          by /s/ Jay F. Chen
                             ------------------------
                             Name: Jay F. Chen
                             Title: Head of Credit

                          by /s/ Peng Wah Tang
                             ------------------------
                             Name:  Peng Wah Tang
                             Title: General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: The Bank of New York

                          by /s/ John M. Lokay, Jr.
                             -----------------------------
                             Name: John M. Lokay, Jr.
                             Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: The Bank of Nova Scotia

                          by /s/ N.D. Smith
                             ---------------------------
                             Name: N.D. Smith
                             Title: Agent Operations

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Bank One, NA

                          by /s/ Gaye C. Plunkett
                             -------------------------------
                             Name: Gaye C. Plunkett
                             Title: First Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                           by /s/ Spencer Hughes
                              -------------------------
                              Name: Spencer Hughes
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: BARCLAYS BANK PLC

                           by /s/ Nicholas Bell
                              -----------------------
                              Name: Nicholas Bell
                              Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Bayerische Hypo-und Veriensbank, AG New York
                              Branch

                           by /s/ Ken Hamilton           /s/ Richard Cordover
                              ---------------------      -----------------------
                              Name: Ken Hamilton         Name: Richard Cardover
                              Title: Director            Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

                  BNP PARIBAS

                  By /s/ Frederick H. Moryl, Jr.
                     --------------------------------
                     Name: Frederick H. Moryl, Jr.
                     Title: Managing Director

                  By /s/ Peter Labrie
                     --------------------------------
                     Name: Peter Labrie
                     Title: Central Region Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: The CIT Group/Business Credit, Inc.

                           by /s/ Gary L. Lambo
                              ------------------------
                              Name: Gary L. Lambo
                              Title: VP

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: CIBC Inc.

                           by /s/ Charles D. Mulkeen
                              -----------------------------
                              Name: Charles D. Mulkeen
                              Title: Executive Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Citibank, N.A.

                           by /s/ Jonathan A, Calder
                              -------------------------
                              Name: Jonathan A. Calder
                              Title: V.P.

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Citicorp USA, Inc.

                           by /s/ James R. Williams
                              ------------------------------
                              Name: James R. Williams
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

                                         COMMERZEBANK
                                      AKTIENGESELLSCHAFT
         Name of Institution: NEW YORK AND GRAND CAYMAN BRANCHES

                           by /s/ Graham A. Warning
                              ------------------------------
                              Name: Graham A. Warning
                              Title: Assistant Treasurer

                           by /s/ John Marlatt
                              ------------------------------
                              Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Congress Financial Corporation (Central)

                           by /s/ Steven Linderman
                              ---------------------------------
                              Name: Steven Linderman
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Credit Lyonnais New York Branch

                           by /s/ Guido Van Hauwermeiren
                              ---------------------------------
                              Name: Guido Van Hauwermeiren
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Credit Suisse First Boston, Cayman Islands Branch

                           by /s/ Mark E. Gleason
                              --------------------------------
                              Name: Mark E. Gleason
                              Title: Director

                           by /s/ Cassandra Droogan
                              --------------------------------
                              Name: Cassandra Drogan
                              Title: Associate

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

                  DEUTSCHE BANK AG, NEW YORK BRANCH

                  by /s/ Michael Dietz
                     -------------------------
                     Name: Michael Dietz
                     Title: Director

                  by /s/ Hans-Josef Thiele
                     -------------------------
                     Name: Hans-Josef Thiele
                     Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

        Name of Institution: DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES

                          by /s/ Richard J. Sweeney
                             -------------------------------
                             Name: Richard J. Sweeney
                             Title: Vice President

                          by /s/ Sanjeev Malhotra
                             -------------------------------
                             Name: Sanjeev Malhotra
                             Title: Associate

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Fifth Third Bank

                  by /s/ Martin H. McGinty
                     -----------------------------
                     Name: Martin H. McGinty
                     Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Fleet Capital Corp.

                           by /s/ Allen R. Juleus
                              ------------------------------
                              Name: Allen R. Juleus
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Foothill Capital Corporation

                           by /s/ Rina Shinoda
                              ------------------------------
                              Name: Rina Shinoda
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: General Electric Capital Corporation

                           by /s/ Donald J. Cavanagh
                              ----------------------------------------
                              Name:  Donald J. Cavanagh
                              Title: Duly Authorized Signatory

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: GMAC Commercial Finance LLC

                           by /s/ W. Wakefield Smith
                              ---------------------------------
                              Name: W. Wakefield Smith
                              Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: IKB Capital Corporation

                  by /s/Wolfgang Boeker
                     -------------------------------
                     Name: Wolfgang Boeker
                     Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: ING Capital LLC

                           by /s/ M. Densel Fulton
                              -----------------------------
                              Name: M. Densel Fulton
                              Title: Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: JPMorgan Chase Bank

                           by /s/ B. Joseph Lillis
                              ---------------------------------
                              Name: B. Joseph Lillis
                              Title: Managing Director

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: KBC Bank N.V.

                   by /s/ Rik Scheerlinck             by /s/ William Cavanaugh
                      ----------------------             ---------------------
                      Name: Rik Scheerlinck              Name: William Cavanaugh
                      Title: Sr. Vice President &        Title: Vice President
                             General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: KeyBank, National Association

                           by /s/ W. Robert Perkins
                              ------------------------------------
                              Name: W. Robert Perkins
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: National City Bank

                           by /s/ Robert S. Coleman
                              ---------------------------------
                              Name: Robert S. Coleman
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Mizuho Corp. Bank Ltd., NY Branch

                           by /s/ Robert P. Gallagher, Jr.
                              -----------------------------------
                              Name: Robert P. Gallagher, Jr.
                              Title: VP & Team Leader

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: National City Commercial Finance, Inc.

                           by /s/ Carla L. Kehres
                              ----------------------------------
                              Name: Carla L. Kehres
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Natexis Banques Populaires

                           by /s/ Nicolas Regent
                              ----------------------------------
                              Name: Nicolas Regent
                              Title: Vice President Multinational Group

                           by /s/ Pieter J. von Tulder
                              ----------------------------------
                              Name: Pieter J. von Tulder
                              Title: Vice President and Manager
                                     Multinational Group

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: The Northern Trust Company

                           by /s/ Craig Smith
                              ---------------------------
                              Name: Craig Smith
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: ORIX Financial Services, Inc.

                           by /s/ Frank J Plank
                              -----------------------------------
                              Name: Frank J Plank
                              Title: President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: Royal Bank of Canada

                           by /s/ Scott Umbs
                              -------------------
                              Name: Scott Umbs
                              Title: Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: SOCIETE GENERALE

                           by /s/ Anne-Marie Dumortier
                              -------------------------------
                              Name: Anne-Marie Dumortier
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: STANDARD CHARTERED BANK

                           by /s/ Neil McCauley
                              --------------------------------
                              Name: Neil McCauley
                              Title: Executive Vice President

                           by /s/ Marc Chait
                              ---------------------------------
                              Name: Marc Chait
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: State of California Public Employees' Retirement
                              System

                           by /s/ Thomas McDonagh
                              ----------------------------
                              Name: Thomas McDonagh
                              Title: Portfolio Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: SUMITOMO MITSUI BANKING CORPORATION

                           by /s/ Leo E. Pagarigan
                              ------------------------------------
                              Name: Leo E. Pagarigan
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: TAIPEIBANK, NEW YORK AGENCY

                           by /s/ Sophia Jing
                              ------------------------
                              Name: Sophia Jing
                              Title: Vice President & General Manager

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: UFJ Bank Limited

                           by /s/ Russell Bohner
                              --------------------------
                              Name: Russell Bohner
                              Title: Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: UPS Capital Corporation

                           by /s/ Charles G. Johnson
                              -----------------------------------
                              Name: Charles G. Johnson
                              Title: Senior Vice President

                                                                  SIGNATURE PAGE
                                                     TO THE MASTER GUARANTEE AND
                                                  COLLATERAL AGREEMENT AMONG THE
                                                 GOODYEAR TIRE & RUBBER COMPANY,
                                                THE SUBSIDIARIES OF THE GOODYEAR
                                                         TIRE AND RUBBER COMPANY
                                                      IDENTIFIED AS GRANTORS AND
                                                         GUARANTORS THEREIN, THE
                                                      LENDERS AND JPMORGAN CHASE
                                                       BANK, AS COLLATERAL AGENT

         Name of Institution: WACHOVIA BANK, NATIONAL ASSOCIATION

                           by /s/ Tom Bohrer
                              --------------------
                              Name: Tom Bohrer
                              Title: Director